EXHIBIT 1



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                            ASSET PURCHASE AGREEMENT


                          DATED AS OF JANUARY 12, 1999


                                     BETWEEN


                          ROSELAND DISTRIBUTION COMPANY


                                       AND


                         INTERNATIONAL HOME FOODS, INC.


                                       AND


                                M. POLANER, INC.








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

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----


1.Sale and Purchase of Assets.................................................1

       1.1.  Sale and Purchase of Assets......................................1
       1.2.  Liabilities Assumed by Purchaser.................................3
       1.3.  Transfer Taxes...................................................5

2.Purchase Price and Purchase Price Adjustment................................5

       2.1.  Base Purchase Price..............................................5
       2.3.  Allocation of Purchase Price.....................................6

3.Representations and Warranties..............................................6

       3.1.  Representations and Warranties of Sellers........................6
       3.2.  Representations and Warranties of Purchaser......................13

4.Closing....................................................................14


5.Conditions to Closing; Closing Deliveries..................................14

       5.1.  Conditions Precedent to Obligations of Purchaser................14
       5.2.  Conditions Precedent to the Obligations of Sellers..............16

6.Termination................................................................17


7.Certain Covenants..........................................................17

       7.1.  Conduct of Acquired Business....................................17
       7.2.  Access..........................................................18
       7.3.  Transition Services.............................................18
       7.4.  Co-Pack Agreement...............................................18
       7.5.  Termination of Seller Contracts.................................18
       7.6.  Hart-Scott-Rodino Antitrust Improvement.........................18
       7.7.  Consents........................................................18
       7.8.  Exclusivity.....................................................19
       7.9.  Change of Name..................................................19
       7.10.  Financing......................................................19
       7.11.  Certain Agreements Regarding Inventory.........................19

8.Indemnification and Certain Post-Closing Matters...........................21

       8.1.  Indemnification Generally.......................................21
       8.2.  Limitations of Damages..........................................23
       8.3.  Exclusive Remedy................................................24
       8.4.  Allocation of Purchase Price....................................24

9.Miscellaneous..............................................................24

       9.1.  Certain Definitions.............................................24
       9.2.  Consent to Jurisdiction.........................................26
       9.3.  Further Actions.................................................26
       9.4.  No Broker.......................................................26
       9.5.  Expenses........................................................27
       9.6.  Entire Agreement................................................27
       9.7.  Waiver of Compliance with Bulk Sales Law........................27
       9.8.  Notices.........................................................27
       9.9.  Governing Law...................................................28
       9.10.  Assignability..................................................28
       9.11.  Survival of Representations and Warranties.....................28
       9.12.  Waivers and Amendments.........................................29
       9.13.  Third Party Rights.............................................29
       9.14.  Illegality.....................................................29
       9.15.  Taxes..........................................................29
       9.16.  Descriptive Headings...........................................29


SCHEDULES
---------

Schedule 1.1(a)(i)            -        Equipment
Schedule 1.1(a)(iii)          -        Seller Contracts
Schedule 2.2                  -        Allocation of Purchase Price
Schedule 3.1(b)               -        Consents, Approvals, Waivers, Etc.
Schedule 3.1(c)               -        Financial Statements
Schedule 3.1(d)(i)            -        Liens
Schedule 3.1(d)(ii)           -        Machinery and Equipment
Schedule 3.1(e)               -        Litigation
Schedule 3.1(f)               -        Compliance with Laws
Schedule 3.1(h)               -        Customers and Suppliers
Schedule 3.1(i)               -        Patents, Trademarks, Etc.
Schedule 3.1(j)               -        Material Contracts
Schedule 3.1 (k)              -        Insurance
Schedule 3.1(l)               -        Inventory
Schedule 3.2(b)               -        Purchaser's Consents

EXHIBITS
--------

Exhibit A         -        Form of Bill of Sale and Assignment
Exhibit B         -        Form of Assignment of Intellectual Property
Exhibit C         -        Form of Assumption Agreement
Exhibit D         -        Form of Transition Services Agreement
Exhibit E         -        Form of Co-Pack Agreement


                             INDEX OF DEFINED TERMS
                             ----------------------

                                                                           Page
                                                                           ----

Acquired Business.............................................................1
Act..........................................................................12
Affiliate....................................................................24
Agreement.....................................................................1
Ancillary Documents...........................................................6
Asserted Liability...........................................................21
Assumed Contracts.............................................................2
Assumed Liabilities...........................................................3
Benefit Plans................................................................24
Claims Notice................................................................21
Closing......................................................................14
Closing Date.................................................................14
Closing Inventory Amount.....................................................19
Closing Inventory Statement..................................................19
Contracts.....................................................................2
Co-Pack Agreement............................................................17
Credit Facility..............................................................14
Department...................................................................18
Environmental Laws...........................................................24
Environmental Liabilities....................................................24
Equipment.....................................................................1
ERISA........................................................................24
Excluded Assets...............................................................3
Excluded Liabilities..........................................................4
Financial Statements..........................................................7
Financing....................................................................14
FTC..........................................................................18
GAAP..........................................................................7
HSR Act......................................................................18
IHF...........................................................................1
Indemnified Party............................................................21
Indemnifying Party...........................................................21
Instruments of Assignment....................................................15
Instruments of Assumption....................................................16
Intellectual Property.........................................................2
Interim Statements............................................................7
Inventory.....................................................................2
knowledge of Sellers.........................................................24
Lenders......................................................................14
Lien..........................................................................8
Liens.........................................................................8
Litigation Conditions........................................................21
Losses.......................................................................20

Material Adverse Effect..................................................23, 24
Material Contracts...........................................................11
MPI...........................................................................1
Neutral Auditors.............................................................19
Permitted Liens...............................................................8
Person.......................................................................25
Principal Trademarks..........................................................1
Purchase Price................................................................5
Purchased Assets..............................................................1
Purchaser.....................................................................1
Purchaser Indemnified Parties................................................20
Seller Indemnified Parties...................................................20
Sellers.......................................................................1
Tax..........................................................................25
Taxes........................................................................25
Transition Services Agreement................................................17
Year End Statements...........................................................7

                            ASSET PURCHASE AGREEMENT


         Asset   Purchase   Agreement   dated  as  of  January  12,  1999  (this
"Agreement") between Roseland Distribution Company a Delaware corporation ("Purchaser"), and International Home Foods, Inc., a Delaware corporation ("IHF") and M. Polaner, Inc., a Delaware corporation and wholly-owned subsidiary of IHF ("MPI" and, together with IHF, the "Sellers").

                                 R E C I T A L S
                                 - - - - - - - -

         Whereas Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the business and operations of Seller relating to the Polaner brand, the Maxams brand, the Eagle Rock Farms brand and all associated products including without limitation private label products (the "Acquired Business") and the Purchased Assets (as hereinafter defined) of Sellers upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, Purchaser and Sellers hereby agree as follows:

         1. Sale and Purchase of Assets.
            ---------------------------

              1.1. Sale and Purchase of Assets.
                   ---------------------------

                   (a) At Closing, Sellers shall convey, sell, transfer, assign and deliver unto Purchaser and its successors and assigns forever, all of the right, title and interest of Sellers in the following properties and assets owned, used or held for use by Sellers in connection with the Acquired Business or, to the extent relating to the Acquired Business, by any affiliates of Sellers (hereinafter sometimes collectively referred to as the "Purchased Assets"):

                         (i) all tangible personal property used or held for use
exclusively  in  connection  with  the  Acquired  Business,   including  without
limitation all machinery, equipment, parts, tooling, vehicles, furniture, leasehold improvements, fixtures, office equipment, supplies and other items of tangible Personal property owned by Sellers and used or held for use exclusively in connection with the Acquired Business, including without limitation all such personal property located in, at or on the Purchaser's facilities located in Roseland, New Jersey, and all of the Sellers' rights and benefits under any leases and with respect to any of the foregoing items, all of the material foregoing items having been described on Schedule 1.1(a)(i) hereto (collectively, the "Equipment");

                         (ii)   all   intangible   assets,   including   without
limitation the brand names, trademarks, copyrights and registrations and applications for registrations thereof listed on Schedule 1.1(a)(ii) and all associated goodwill (the "Principal Trademarks") and any and all patents, copyrights, trade names, trade secrets, service marks, customer lists, relationships and arrangements with suppliers (including without limitation suppliers of raw materials), customers, authors and designers, sales literature, inventions, formulae, technology, UPC codes, processes and computer software, used or held for use exclusively in connection with the Acquired Business and all licenses, agreements, applications and registrations with respect to any of the foregoing, together with any goodwill associated therewith (collectively with the Principal Trademarks, the "Intellectual Property");

                         (iii) all rights  and  benefits  of  Sellers  under all
contracts, leases, agreements, licenses, commitments (collectively, "Contracts")
(i) described on Schedule 3.1(j) hereto or (ii) that (A) relate exclusively to the Acquired Business, (B) under the terms of this Agreement are not required to be disclosed pursuant to Section 3.1(j), and (C) have been entered into in the ordinary course of the Acquired Business and are consistent in nature and scope with past practices of the Acquired Business (collectively, the "Assumed Contracts"), provided, however, that the Assumed Contracts shall not include the Contracts identified on Schedule 1.1(a)(iii) hereto (the "Seller Contracts");

                         (iv) except as provided in Section 7.11,  all inventory
held for resale and all raw materials, work in process, finished products, shipments in transit, wrapping, supply and packaging items related exclusively to the Acquired Business (collectively, the "Inventory");

                         (v) all  licenses,  authorizations,  permits  and other
approvals issued by any governmental agency, public or self-regulatory authority, and all applications therefor pending, used or held for use exclusively in connection with the Acquired Business;

                         (vi)  all  blueprints,   designs,  drawings,  patterns,
specifications, work plans and scheduling procedures, exclusively related to, or exclusively required or used in connection with, the production of products and products in development of the Acquired Business;

                         (vii) all  books,  records,  files  and  correspondence
(whether in original or photostatic form) to the extent used or held for use in connection with, or relating to the Acquired Business, including lists of past customers and suppliers;

                         (viii) all goodwill  associated with or attributable to
the Acquired Business; and

                         (ix) any other tangible asset owned by Sellers and used
or held for use exclusively in connection with the Acquired Business which is necessary to operate the Acquired Business as presently conducted (other than the Excluded Assets, as hereafter defined).

                   (b) To the extent any asset of the type set forth in Section 1.1(a), other than any Excluded Assets, related exclusively to the Acquired Business is owned, used or held for use by any affiliate of Seller, such asset is included with the term "Purchased Assets" and Sellers shall cause such affiliate to convey such assets to Purchaser on the Closing Date in accordance with the provisions of this Agreement.

                   (c) Notwithstanding the provisions of Section 1.1(a), the Purchased Assets shall not include any right, title or interest of Sellers or their affiliates in, to or under any of the following properties, assets or items (collectively, the "Excluded Assets"):

                         (i) cash,  including  bank balances and bank  accounts,
cash equivalents and similar type items on hand on the Closing Date;

                         (ii)  all  accounts  and  notes  receivable  (including
without limitation any claims, remedies, and other rights related thereto) entered into prior to the Closing Date and relating to the Acquired Business;

                         (iii) the Tax returns of Seller;

                         (iv) all  refunds  of Taxes to the  extent  that  Taxes
being refunded were an Excluded Liability;

                         (v) the articles or  certificate of  incorporation  and
by-laws of Sellers and the corporate minutes, corporate seals and stock books of Sellers;

                         (vi) all  refunds,  deposits,  prepayments  or  prepaid
expenses (including any prepaid insurance premiums);

                         (vii) all rights to  insurance  or  indemnity,  and all
claims, causes of action, rights of recovery or set-off of any kind and against any person, relating to or covering the Acquired Business before the Closing or related to the Excluded Assets; and

                         (viii) any  franchise  tax or sales and use  permits of
Sellers.

              1.2. Liabilities Assumed by Purchaser.
                   --------------------------------

                   (a) Subject to the terms and provisions of this Agreement, and except as otherwise provided by this Section 1.2, Purchaser shall assume no liabilities of Sellers except the following liabilities (collectively, the "Assumed Liabilities"):

                         (i)  liabilities  and  obligations  arising  after  the
Closing Date relating to the Assumed Contracts;

                         (ii) all liabilities and obligations  expressly assumed
pursuant to this Agreement by Purchaser;

                         (iii)  all   liabilities   and  obligations  for  trade
promotion payables or deductions with respect to sales of products of the Acquired Business after the Closing Date;

                         (iv) all  liabilities  and  obligations  for  committed
marketing expenditures for programs of the Acquired Business to be in effect after the Closing Date; and

                         (v)  all   liabilities  and  obligations  for  consumer
coupons for products of the Acquired Business received by Sellers' coupon redemption agents for reimbursement after the Closing Date.

                   (b) Without limiting the generality of Section 1.2(a) hereof, and regardless of whether any of the following may be disclosed to Purchaser pursuant to Section 3.1 hereof or otherwise or whether Purchaser may have knowledge of the same, except as specifically provided as an Assumed Liability in this Agreement, Purchaser shall not assume any obligation or liability relating to the Acquired Business or the Purchased Assets, whether direct or indirect, absolute or contingent, known or unknown and whether or not accrued (collectively, the "Excluded Liabilities"). Without limiting the generality of the foregoing, each of the following shall be Excluded Liabilities and none shall be Assumed Liabilities for purposes of this Agreement:

                         (i) Taxes incurred in or  attributable to any period up
to and including the Closing Date, regardless of whether such obligations or liabilities may be set forth in the Financial Statements (as defined in Section 3.1(c)) or disclosed in the notes or schedules thereto;

                         (ii)  any  civil  or  criminal   penalties   (including
interest) imposed upon IHF or MPI on account of any fraudulent, criminal, intentional, willful or negligent act or omission of IHF or MPI or any violation of law by IHF or MPI;

                         (iii) all  liabilities  arising  out of,  based upon or
resulting from any actions, suits, claims or proceedings, whether in law or equity, pending or threatened, based upon any transactions or occurrences or acts or omissions of IHF or MPI or the Acquired Business on or prior to the Closing Date;

                         (iv)  all   liabilities   and  obligations  of  Sellers
relating to employees of Sellers or their affiliates, including but not limited to Benefit Plans, pension plans, policies, employment agreements, compensation agreements, stock appreciation rights, or stock option plans, accrued vacation or holiday pay, profit-sharing or bonuses, fringe benefits, severance pay, retirement benefits, health insurance or other benefits, including continued group health care coverage under applicable law, sick pay, or other benefits arising out of or accrued with respect to employment of any person by Sellers;

                         (v) all liabilities  and obligations for  Environmental
Liabilities;

                         (vi)  all   liabilities  and  obligations  for  product
liability claims for products manufactured or sold by Sellers or the Acquired Business through the Closing Date, other than liabilities and obligations that are a direct and primary result of acts or omissions of Purchaser or its affiliates;

                         (vii) all  liabilities  and  obligations  to the extent
applicable to periods prior to Closing for infringement by Sellers or the Acquired Business of any intellectual property rights of any Person;

                         (viii) all liabilities and obligations arising prior to
the Closing Date under that certain Royalty Agreement dated March 27, 1981 by and between Food Creations, Inc. and M. Polaner, Inc.;

                         (ix)  all   liabilities   and   obligations  for  sales
commissions payable to sales personnel, agents or representatives of Sellers for sales of products of the Acquired Business occurring through the Closing Date and for sales of all other products whether occurring prior to, on or following the Closing Date;

                         (x) all  liabilities  pertaining  exclusively to any of
the Excluded Assets; and

                         (xi) all liabilities of Sellers under this Agreement.

                   (c) For all purposes of this Agreement, any reference to any "liability" or "obligation" of Sellers or the Acquired Business shall include without limitation (i) any right to payment and (ii) any right to an equitable remedy, in each case whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

              1.3. Transfer Taxes.
                   --------------

              Sellers shall pay the sales and transfer taxes, if any, imposed upon the sales and transfers provided for in this Agreement and Purchaser shall promptly reimburse Sellers for 50% of such sales, use and transfer taxes. The sales, use and transfer tax returns required in connection with such taxes shall be timely prepared and filed by the party normally obligated by law or regulation to make such filing. The parties agree to use commercially reasonable efforts to cooperate with each other in connection with the preparation and filing of such returns, in obtaining all available exemptions from such taxes and in timely providing each other with resale certificates and any other documents necessary to satisfy such exemptions.

         2. Purchase Price and Purchase Price Adjustment.
            --------------------------------------------

              2.1. Base Purchase Price.
                   -------------------

              Purchaser shall pay to Sellers at the Closing, by wire transfer of immediately available funds to an account designated by Sellers, the aggregate amount of $30,000,000 (the "Purchase Price").

              2.2. Allocation of Purchase Price.
                   ----------------------------

              The Purchase Price shall be allocated among the Purchased Assets in accordance with Schedule 2.2 hereto.

         3. Representations and Warranties.
            ------------------------------

              3.1. Representations and Warranties of Sellers.
                   -----------------------------------------

              Sellers hereby, jointly and severally, represent and warrant to Purchaser as follows, and acknowledge and confirms that Purchaser is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Purchaser or on its behalf.

                   (a) Organization and Standing; Due Authorization.
                       --------------------------------------------

                   (i) Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed and qualified to transact business as a foreign corporation, and is in good standing in, the jurisdictions where it is required to qualify in order to conduct the Acquired Business and otherwise to own, lease and operate its properties, to carry on the Acquired Business as now conducted and to enter into and perform this Agreement. The Acquired Business is not operated through any subsidiary of IHF except for MPI, or through any other entity or enterprise other than IHF or MPI.

                   (ii) Each Seller has the requisite power to enter into, execute and deliver, and perform its obligations under this Agreement, the Instruments of Assignment and Assumption and all of the other agreements, certificates and documents delivered or to be delivered on or prior to the Closing Date in connection with the transactions contemplated herein (the "Ancillary Documents"). The execution, delivery and performance by each Seller of this Agreement and the Ancillary Documents to which it is a party, and the consummation by each Seller of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action. This Agreement and the Ancillary Documents to which any Seller is a party have been duly and validly executed and delivered by each Seller and constitute the valid and binding obligations of each Seller, enforceable against such Seller in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally.

                   (b) Consents, Authorizations and Binding Effect. Each Seller may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice, except for such consents, approvals, authorizations or waivers described on
Schedule 3.1(b) hereto or which have been obtained and are unconditional and in full force and effect and such notices which have been duly given. The execution, delivery and performance of this Agreement and the Ancillary Documents by Sellers will not:

                   (i) constitute a violation of the certificate or articles of incorporation or the by-laws of either Seller;

                   (ii) conflict with, result in the breach of or constitute a default (or give use to any right of termination, cancellation or acceleration) under any contract, restriction or other instrument to which any Seller is a party or by which any Seller, the Acquired Business or the Purchased Assets may be bound or affected;

                   (iii) constitute a violation of any statute, judgment, order, decree, regulation or rule of any court, governmental authority or arbitrator applicable or relating to the Purchased Assets or the Acquired Business; or

                   (iv) result in the creation of any Lien (as defined in Section 3.1(d)) upon any of the Purchased Assets.

No consent, approval or authorization of, waiver from or notice to any other party is required to maintain in full force and effect for the benefit of Purchaser the Material Contracts, other than such consents and waivers described on Schedule 3.1(b) hereto or which have been obtained and are unconditional and in full force and effect and such notices which have been duly given.

                   (c) Financial Statements and Financial Condition. Each Seller has maintained its books of account in accordance with applicable laws, rules and regulations, and such books and records are, and during the periods covered by the Year End Statements and Interim Statements were, correct and complete in all material respects, fairly and accurately reflect the income, expenses, assets and liabilities of the Acquired Business, including the nature thereof and the transactions giving rise thereto, and provided a fair and accurate basis for the preparation of the Financial Statements. Attached as Schedule 3.1(c) hereto are the balance sheets as of December 31, 1996 and December 31, 1997 and the statements of variable brand profit for the years ended December 31, 1996 and December 31, 1997 of the Acquired Business (collectively, the "Year End Statements") and the balance sheets as of November 30, 1998 and the statement of variable brand profit for the eleven-month period ending November 30, 1998 of the Acquired Business (the "Interim Statements" and, together with the Year End Statements, the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles ("GAAP") consistently applied and in accordance with the principals identified therein, are correct and complete in all material respects, and present fairly the financial position of the Acquired Business as of the dates of such statements and the results of operations for the periods covered by such statements. As of the date hereof, the Acquired Business has no liabilities other than: (i) those set forth or fully reserved against in the Interim Statements; (ii) those incurred since November 30, 1998 in the ordinary course of business in arms' length transactions and consistent in nature and scope with past practice and which do not exceed $50,000 in the aggregate; (iii) executory obligations under the Assumed Contracts; and (iv) liabilities that are Excluded Liabilities. Without limiting the generality of the foregoing, the aggregate liability and obligations of Sellers and the Acquired Business for consumer coupons for products of the Acquired Business, and any fines, penalties or off-invoice deductions imposed by any retail customer arising from the redemption of such coupons, does not exceed $100,000.

                   (d) Title and Condition of Purchased Assets. Sellers have, and pursuant to this Agreement will convey, sell, transfer and assign to Purchaser at Closing, good and marketable title to the Purchased Assets, free and clear of liens, encumbrances, claims, security interests, mortgages, pledges, agreements and rights of others (individually a "Lien" and collectively "Liens"), other than Liens described on
Schedule 3.1(d)(i) hereto, and other than Permitted Liens. "Permitted Liens" shall mean (i) only to the extent that they do not impair in any material respect the value of or marketability of title to such assets, the conduct of the Acquired Business or the use of the Purchased Assets in the manner currently used by Sellers, the following: (A) Liens for Taxes (as defined herein), assessments or governmental charges or levies not yet due or payable and being diligently contested in good faith by appropriate proceedings and (B) statutory Liens of carriers, warehousemen, mechanics, materialmen and the like arising in the ordinary course of business and for obligations not yet due and payable, and
(ii) Liens to be released in full at or prior to the time of Closing. The Equipment constitutes all of the tangible assets used in the manufacture of the products of the Acquired Businesses as presently manufactured and, together with the other Purchased Assets, constitute all of the assets, other than assets used by Sellers in the operation of both the Acquired Business and one or more other businesses of Sellers, used in the operation of, and necessary to operate, the Acquired Business as presently conducted or to be conducted after the Closing in the ordinary course consistent with past practice.

                   (e) Litigation. Except as described on Schedule 3.1(e) hereto, and whether or not covered by insurance, there are no actions, suits, liens, claims or proceedings, whether in law or equity, or governmental or administrative investigations pending or, to the best knowledge of Sellers, threatened against either Seller or the Acquired Business, and no requests for environmental cleanup actions, cost reimbursement or contribution by any federal, state or local agencies or by any private parties pending or, to the best knowledge of Sellers, threatened against either Seller, in connection with the Acquired Business or with respect to any of the Purchased Assets or the subject of any contract, lease or agreement to be assigned by Sellers to Purchaser pursuant to this Agreement, or which questions or challenges the validity of this Agreement, the Ancillary Documents or any action taken or to be taken pursuant to this Agreement.

                   (f) Compliance. Except as described in Schedule 3.1(f), Sellers are in compliance with, and no default or violation exists under, any laws, rules, regulations, decrees and orders applicable to the businesses, operations and properties of the Acquired Business, except where the failure to be in compliance or such default or violation would not, individually or in the aggregate, have a Material Adverse Effect. Except as a result of any acts or omissions of Purchaser, none of Sellers, the Acquired Business, the Purchased Assets nor the transactions contemplated under this Agreement or the Ancillary Documents are subject to any judgment, order or decree entered in any lawsuit or governmental or legal proceeding, and no investigations have been conducted (other than by Seller) during the three (3) years prior to the date of this Agreement, in connection with the ownership, operation or use by Sellers of the Purchased Assets or the operations of the Acquired Business. Sellers have duly filed all reports and returns required to be filed by each of them with governmental authorities and obtained all governmental or regulatory permits and licenses and other governmental consents which are required in connection with the businesses and operations of the Acquired Business, except where the failure to file such reports or returns or the failure to obtain such permits, licenses or consents, individually or in the aggregate, would not have a Material Adverse Effect or were the direct result of acts or omissions of Purchaser.

                   (g) Taxes and Other Payments. IHF has paid or will pay all Taxes required to be paid on or before the Closing Date. Purchaser will not incur and Sellers shall indemnify and hold Purchaser and any of Purchaser's affiliates harmless against any liability or obligation with respect to any liability or obligation, direct or indirect, absolute or contingent, of Sellers for any Taxes for any period up to and including the Closing Date. There are no Liens (other than Permitted Liens) for Taxes upon or pending against or, to the best knowledge of Sellers, threatened against any of the Purchased Assets.

                   (h) Customers. Schedule 3.1(h) sets forth a list of the ten largest customers of the Acquired Business for the eleven months ended November 30, 1998, indicating for each such customer dollar sales or purchases. Except as described on Schedule 3.1(h) hereto, since November 30, 1998, there has not been any termination, cancellation or material limitation, modification or change in the business relationship of the Acquired Business with any such customer and Sellers are unaware of any threatened loss of any such customer.

                   (i) Patents, Trademarks, Trade Secrets, Etc.
                       ---------------------------------------

                       (i) Schedule 1.1(a)(ii) contains a complete and accurate list of the Intellectual Property and includes all patents and patent applications, trademarks, service marks, trade names, and registrations and applications for registration of industrial designs, copyrights, mask works, trademarks, service marks, trade names, trade dress and domain names used or held for use by the Acquired Business specifying as to each such item, as applicable: (i) the owner of the item, (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item, and (iv) the date of application and issuance or registration of the item.

                       (ii) Schedule 3.1(i)(ii) contains a complete and accurate list of all material licenses, sublicenses, consents and other agreements (whether written or otherwise) (i) pertaining to any patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, trade secrets, computer software programs (other than standard, commercially available programs), or other intellectual property exclusively used or held for use by the Acquired Business, and (ii) by which any Seller or the Acquired Business licenses or otherwise authorizes a third party to use such intellectual property. Neither Sellers nor the Acquired Business nor to the knowledge of Sellers, any other party is in breach of or default under any such license or other agreement and each such license or other agreement is now and immediately following the Closing shall be valid and in full force and effect.

                       (iii) One of Sellers owns or is licensed or otherwise has the exclusive right to use, and has the right to bring actions for the infringement of, all patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, inventions, technology, know-how, designs, formulae, trade secrets, confidential and proprietary information, computer software programs (other than standard, commercially available programs), domain names, and other intellectual property necessary for the operation of the Acquired Business as it is currently conducted.

                       (iv) The business operations of the Acquired Business do not, to the knowledge of Sellers, infringe on the patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, mask works, trade secrets or other intellectual property rights of any third party, and no claim has been made, notice given, or dispute arisen to that effect. No Seller has any pending claims that a third party has violated or infringed any of Sellers' patents, industrial design rights, trademarks, service marks, trade names, trade dress, copyrights, trade secrets or other proprietary rights. No Seller has given any indemnification to any third party against infringement of such intellectual property rights.

                       (v) All of the patents, industrial design registrations, trademark and service mark registrations, copyright registrations, mask work registrations and domain name registrations indicated in Schedule 3.1(i)(i) are valid and in full force, are held of record in the name of a Seller free and clear of all Liens, other than Permitted Liens, and are not the subject of any cancellation or reexamination proceeding or any other proceeding challenging their extent or validity. Except as explicitly indicated in Schedule 3.1(i)(i), a Seller is the applicant of record in all patent applications, and applications for trademark, service mark, trade dress, industrial design, and copyright registration indicated in Schedule 3.1(i)(i), and no opposition, extension of time to oppose, interference, rejection, or refusal to register has been received in connection with any such application.

                       (vi) To the knowledge of Sellers, none of the material trade secrets, know-how or other confidential or proprietary information of the Acquired Business has been disclosed to any Person since the acquisition of the Acquired Business by Sellers in 1993 unless such disclosure was necessary, and was made pursuant to an appropriate confidentiality agreement.

                   (j) Material Contracts. Schedule 3.1(j) hereto lists all contracts and other agreements to which any Seller is a party or is bound and which relate to or affect the Acquired Business or the Purchased Assets and:

                       (i) which any party thereto is obligated to make annual payments aggregating more than $50,000 or where the term of such contract will not expire of its own accord within twelve (12 ) months of the date hereof;

                       (ii) which constitutes a consulting or similar agreement having a term greater than twelve (12) months or which constitutes an employment agreement or an agreement which calls for severance payments;

                       (iii) which is not subject to cancellation by Sellers or the Acquired Business, as the case may be, on not more than thirty (30) days notice without material penalty;

                       (iv) which constitutes a purchase or sale contract or commitment (including supply agreements) which continues for a period of more than twelve (12) months;

                       (v) which constitutes an agreement that restricts the Acquired Business from carrying out its business anywhere in the world or from competing with any other Person or which is a confidentiality or non-disclosure agreement;

                       (vi) which constitutes an agreement with either the Sellers or any affiliate thereof;

                       (vii) which constitutes a franchising, partnership, joint venture or similar agreement;

                       (viii) which is a lease, purchase and sale agreement, subordination, nondisturbance and attornment agreement or other agreement relating to real property;

                       (ix) which relates to indebtedness or indemnification or any guarantee of the Acquired Business (including any letter of credit) or which grants any encumbrance on any assets, rights or properties of the Acquired Business, or which is a tax sharing or similar agreement;

                       (x) which deals with any environmental investigations, remediations or similar matters;

                       (xi) which deals with the provision of services by any of the Acquired Business on a co-packing, contracting or subcontracting basis;

                       (xii) which is a license or similar agreement for Intellectual Property, whether as licensee or licensor; and

                       (xiii) where the consequences of a breach or default thereunder, or the termination, expiration or cancellation thereof, could reasonably be expected to result in a Material Adverse Effect.

The foregoing contracts and other agreements are referred to collectively herein as the "Material Contracts". All Material Contracts are valid and in full force and effect, and constitute the legal, valid and binding obligations of one of the Sellers, as applicable. There are no existing defaults by any Seller or, to the best knowledge of Sellers, by any other party under the Material Contracts and, to the best knowledge of Sellers, no event, act or omission has occurred which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default thereunder. No other party to any Material Contract has asserted the right, and, to the best knowledge of Sellers, no basis exists for the assertion of any right, to renegotiate the terms or conditions of any Material Contract. Sellers have delivered to Purchaser true and complete copies of all Material Contracts listed on Schedule 3.1(j).

                   (k) Insurance. The Inventory is covered by insurance with responsible companies against casualty and other losses customarily obtained by comparable businesses to cover such assets, in amounts, scope and coverage which are reasonable in light of existing conditions.

                   (l) Inventory.  Except as a direct and primary result of acts or omissions of Purchaser, all Inventory is current and saleable or useable in the ordinary course of business and is of consistent and merchantable quality, of the grade specified, was produced in accordance with the Acquired Business' standards, meets the usual standards of the trade and is suitable for use in the Acquired Business. All Inventory has been valued at lower of cost or market in accordance with GAAP, and the value of obsolete or below standard quality materials has been written down in accordance with GAAP. Sellers have and will convey to Purchaser on the Closing Date good and valid title to the Inventory, free and clear of any Liens, except for Liens described on Schedule 3.1(d)(i) hereto (none of which, individually or in the aggregate, affects the marketability of the Inventory or the use or enjoyment thereof in the ordinary course of the Acquired Business, consistent with past practice) and except for Permitted Liens. Except as a direct and primary result of acts or omissions of Purchaser, none of the Inventory (i) is adulterated, contaminated or misbranded in any material respect within the meaning of the Federal Food, Drug and Cosmetic Act, as amended including without limitation, by the Food Additive Amendment of 1958 (the "Act"), or any other federal, state or local law, rule or regulation, (ii) constitutes articles prohibited from introduction into interstate commerce under the provisions of Section 302(d), 404, 405 or 505 of the Act (iii) contains any hazardous substance or banned substance or (iv) otherwise fails to comply with the Act, with the California Safe Drinking Water and Toxic Enforcement Act of 1986, as amended, and all regulations thereunder, or with any state or local pure food or drug law. Schedule 3.1(l) identifies, as of January 6, 1999, the locations of all Inventory not in the possession of Purchaser, and the type and amount of such Inventory at each such location. Not later than three (3) days prior to the Closing Date, Sellers shall have delivered to Purchaser a revised Scheduled 3.1(l) reflecting the locations, as of the Closing Date, of all Inventory not then in the possession of Purchaser, and the type and amount of Inventory, as of the date of such schedule, at each such location. None of the Inventory will, as of the Closing, be consigned inventory and no Seller is under any material liability or obligation with respect to the return of Inventory.

                   (m) Absence of Certain Changes. Since December 31, 1997, Sellers have operated the Acquired Business in the usual and ordinary course, consistent with prior practice. Since November 30, 1998, there have been no material adverse changes in the Acquired Business, or the financial condition thereof, or the revenues, assets or liabilities of the Acquired Business, and there are no events with respect to the Acquired Business, the Purchased Assets, or to the assets or property of others leased or used by Sellers in connection with the Acquired Business (other than facilities owned or leased by Purchaser), that, to the best knowledge of Sellers, threaten to materially disrupt, prevent or impair the conduct of the Acquired Business as presently conducted.

                   (n) Other Information; Purchaser's Investigation. Sellers acknowledge and agree that the Purchaser's due diligence investigations with respect to the Acquired Business shall not affect, qualify or modify in any respect any of the representations and warranties of Sellers under this Agreement.

              3.2. Representations and Warranties of Purchaser.
                   -------------------------------------------

              Purchaser represents and warrants to Sellers as follows, and acknowledges and confirms that Sellers are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Sellers or on their behalf.

                   (a) Due Organization Authorization.

                       (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed and qualified to transact business as a foreign corporation and is in good standing in the jurisdictions where it is required to qualify in order to conduct its business as presently conducted.

                       (ii) Purchaser has the requisite power to enter into, execute and deliver, and perform its obligations under this Agreement and the Ancillary Documents. The execution, delivery and performance by Purchaser of this Agreement and the Ancillary Documents to which it is a party, and the consummation by Purchaser of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action. This Agreement and the Ancillary Documents to which Purchaser is a party have been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally.

                   (b) Consents, Authorizations and Binding Effect. Purchaser may execute, deliver and perform this Agreement and the Ancillary Documents
without  the   necessity  of   Purchaser   obtaining   any  consent,   approval,
authorization or waiver or giving any notice, except for such consents, approvals, authorizations or waivers described on Schedule 3.2(b) or which have been obtained and are unconditional and in full force and effect and such notices which have been duly given. The execution, delivery and performance of this Agreement and the Ancillary Documents will not:

                       (i)   constitute  a  violation  of  the   Certificate  of
Incorporation or the By-laws of Purchaser;

                       (ii)  conflict   with,   result  in  the  breach  of,  or
constitute a default under, any restriction or other instrument to which Purchaser is a party or by which Purchaser may be bound or affected; or

                       (iii) to the best knowledge of Purchaser, constitute a violation of any statute, judgment, order, decree, regulation or rule of any court, governmental authority or arbitrator applicable or relating to the Purchaser.

                   (c) Parties to Seller Contracts. Purchaser is the successor by merger to Roseland Manufacturing, Inc. and Bloch & Guggenheimer, Inc. ("Bloch & Guggenheimer") is the successor by merger to DSD, Inc. Each of Purchaser and Bloch &

Guggenheimer is an indirect, wholly owned subsidiary of B&G Foods, Inc. ("B&G"), and is controlled by B&G.

                   (d) Financing. Purchaser's indirect parent, B&G, is party to a senior credit facility (the "Credit Facility") with a group of lending institutions and Heller Financial, Inc., as agent (together with such lending institutions, the "Lenders"), under which Purchaser contemplates receiving, through B&G, the debt financing necessary for consummation of the transactions contemplated by this Agreement (the "Financing"). As of the date of this Agreement, there is sufficient borrowing capacity under the Credit Facility to pay the Base Purchase Price. As of the date of this Agreement, other than as set forth in the preceding sentence, Purchaser is not aware of any facts or circumstances that form a reasonable basis for Purchaser to believe that B&G will not be able to obtain the funds sufficient to consummate the transactions contemplated by this Agreement under the Credit Facility.

         4. Closing.
            -------

         The closing for the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York, or such other place as the parties agree in writing, on the third business day following the satisfaction of each party's obligations to effect the Closing set forth in Section 5 (or, with respect to any condition not satisfied, waived by the party for whose benefit the condition exists), or on such other date as the parties may agree in writing (the "Closing Date"). For all calculations required hereunder, the Closing shall be effective as of 12:01 a.m. on the Closing Date.

         5. Conditions to Closing; Closing Deliveries.
            -----------------------------------------

              5.1. Conditions Precedent to Obligations of Purchaser.
                   ------------------------------------------------

                   The obligations of Purchaser to proceed with the Closing under this Agreement are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Purchaser at Purchaser's option):

                   (a) Bringdown of Representations and Warranties. The representations and warranties of Sellers contained in this Agreement that are not qualified by materiality shall be true and correct in all material respects, and the representations and warranties of Sellers set forth in this Agreement that are qualified by materiality shall be true and correct on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time, and Purchaser shall have received certificates to such effect signed by the authorized officers of each Seller.

                   (b) Performance and Compliance. Sellers shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing and Purchaser shall have received certificates to such effect signed by the authorized officers of each Seller.

                   (c) Transfer of Assets. All deeds, bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and conveyance, and documents of further assurance (collectively, "Instruments of Assignment"), as shall be effective to vest in Purchaser, and evidence the vesting in Purchaser of, (i) valid and enforceable rights under the Contracts and Intellectual Property, and (ii) good and marketable title to the Purchased Assets as provided for, and subject to the limitations and exceptions set forth, in this Agreement, shall have been filed, executed and delivered to Purchaser. Without limiting the generality of the foregoing, Sellers shall have executed and delivered to Purchaser a bill of sale and assignment, dated the Closing Date, substantially in the form of Exhibit A hereto and an assignment of Intellectual Property in the form of Exhibit B hereto.

                   (d) Consents. Sellers shall have delivered evidence that all consents, authorizations and other approvals described in item 1 of Schedule 3.1(b) hereto have been obtained and all waiting periods specified by law the passing of which is necessary for the consummation of such transactions (including without limitation the waiting period under the HSR Act) shall have passed or been terminated.

                   (e) Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby or which would materially limit or materially adversely affect Purchaser's ownership or control of the Acquired Business, and there shall not have been threatened, nor shall there be pending, any action or proceeding by or before any court or governmental agency or other regulatory or administrative agency or commission, (i) seeking to prevent any of the transactions contemplated by this Agreement or (ii) which would have a Material Adverse Effect.

                   (f)   Financing.   Purchaser   shall   have   completed   its
arrangements for the Financing in accordance with the terms of the Credit Facility and received the proceeds thereof.

                   (g)  Transition  Services   Agreement.   Sellers  shall  have
executed and delivered to Purchaser the Transition Services Agreement (as hereinafter defined).

                   (h) Termination of Seller Contracts. The Seller Contracts shall have been terminated in accordance with Section 7.5 hereof.

              5.2. Conditions Precedent to the Obligations of Sellers.
                   --------------------------------------------------

              The obligations of Sellers to proceed with the Closing hereunder are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Sellers at Sellers' option):

                   (a) Bringdown of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement that are not qualified by materiality shall be true and correct in all material respects, and the representations and warranties of Purchaser set forth in this Agreement that are qualified by materiality shall be true and correct on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time, and Sellers shall have received a certificate to such effect signed by an authorized officer of Purchaser.

                   (b) Performance and Compliance. Purchaser shall have performed all of the covenants and complied with all the provisions required by this Agreement to be performed or complied with by it on or before the Closing and Sellers shall have received a certificate to such effect signed by an authorized officer of Purchaser.

                   (c) Assumption of Liabilities and Seller Contracts. Purchaser shall have executed and delivered to Sellers an instrument or instruments consistent with the terms hereof evidencing Purchaser's assumption of the Assumed Liabilities (the "Instruments of Assumption"), substantially in the form of Exhibit C hereto.

                   (d) Consents. Purchaser shall have delivered evidence that all consents, authorizations and other approvals described in Item 1 of Schedule 3.2(b) hereto have been obtained and all waiting periods specified by law the passing of which is necessary for the consummation of such transactions (including without limitation the waiting period under the HSR Act) shall have passed or been terminated.

                   (e) Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby and there shall not have been threatened, nor shall there be pending, any action or proceeding by or before any court or governmental agency or other regulatory or administrative agency or commission, seeking to prevent any of the transactions contemplated by this Agreement.

                   (f) Co-Pack Agreement. Purchaser shall have executed and delivered to Sellers the Co-Pack Agreement.

                   (g) Termination of Seller Contracts. The Seller Contracts shall have been terminated in accordance with Section 7.5 hereof.

         6. Termination.
            -----------

            Anything contained herein to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date:

                   (a) by the mutual written consent of Sellers and Purchaser;

                   (b) by Sellers if any of the  conditions set forth in Section
5.2 shall have become incapable of fulfillment and shall not have been waived by Sellers;

                   (c)  by  Purchaser  if any of the  conditions  set  forth  in
Section 5.1 shall have become incapable of fulfillment and shall not have been waived by Purchaser;

                   (d) by either Sellers or Purchaser if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                   (e) by Sellers or Purchaser if the Closing Date does not occur on or prior to February 28, 1999;

              provided, however, that the party seeking termination pursuant to clause (b) or (c) above is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; and provided further, however, regarding termination pursuant to clause (e) above, if the Closing shall not have occurred on or before the date specified in such clause due to the willful act or omission of any Seller on the one hand, or Purchaser on the other hand, as the case may be, such party may not terminate this Agreement.

              6.2. In the event of termination by Sellers or Purchaser pursuant to this Section 6, written notice thereof shall forthwith be given to the other party and this Agreement and the transactions contemplated hereby shall be terminated, and no party hereto shall have any liability to the other except for any breach of this Agreement occurring prior to the proper termination of this Agreement.

         7. Certain Covenants.
            -----------------

            7.1. Conduct of Acquired Business. Each Seller covenants and agrees that it shall conduct the Acquired Business in the ordinary course during the period from the date hereof until the Closing Date, except as expressly provided hereby to consummate the transactions contemplated hereby or as otherwise agreed to in writing by Purchaser. Without limiting the generality of the foregoing, Sellers shall: (i) continue to operate the Acquired Business with respect to the purchase of raw materials and supplies, the payment and satisfaction of payables and the creation and sale of inventory, consistent with prior practice; (ii) use commercially reasonable efforts to preserve present business relationships with customers and suppliers; (iii) maintain the Purchased Assets that are tangible assets consistent with prior practice, and notify Purchaser of any loss of, damage to or destruction of any material Purchased Asset; and (iv) continue historical practices with respect to the maintenance and protection of the Intellectual Property.

            7.2. Access. Prior to the Closing, Sellers shall grant to Purchaser and its representatives, employees, counsel and accountants reasonable access, during normal business hours and upon reasonable notice, to the personnel, properties, books and records of the Acquired Business, and shall furnish, or cause to be furnished, to Purchaser any financial and operating data and other information with respect to the Acquired Business as Purchaser from time to time reasonably shall request.

            7.3. Transition Services. From and after the Closing Date, Sellers will provide such transition services, at Sellers' direct variable cost (excluding overhead) for such services, and for such periods and on such other terms as shall be set forth in the transition services agreement in the form attached hereto as Exhibit D (the "Transition Services Agreement").

            7.4. Co-Pack Agreement. At Closing, Purchaser and IHF or an affiliate of IHF will enter into a co-pack agreement providing for the co-packing by Purchaser for IHF or such affiliate of certain garlic spice products with the terms and conditions substantially in the form attached hereto as Exhibit E (the "Co-Pack Agreement")

            7.5. Termination of Seller Contracts. At the time of Closing, IHF shall, or shall cause its affiliates to, and Purchaser shall, or shall cause B&G or its affiliates to, enter into agreements terminating each of the Seller Contracts at the time of Closing, provided that such termination of the Seller Contracts shall not terminate (i) the parties' obligations and rights with respect to performance made thereunder through the time of Closing, including (without limitation) the rights and obligations with respect to the receipt or payment of money, (ii) the survival of representations and warranties and the indemnification rights with respect thereto, (iii) any obligations of the parties to be performed following termination of the Seller Contracts or (iv) any provisions relating to choice of law, service of process or jurisdiction.

            7.6. Hart-Scott-Rodino Antitrust Improvement. Promptly after the date hereof, Purchaser and the Sellers will file the required notifications with the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("Department") pursuant to and in compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). The parties hereto shall not intentionally or negligently delay submission of information requested by FTC and Department under the HSR Act and shall use their respective best efforts promptly to supply, or cause to be supplied, such information and shall use their best efforts to obtain early termination of the applicable waiting period. Purchaser and Sellers shall share equally the filing fees required under the HSR Act.

            7.7. Consents. Each party shall use its commercially reasonable efforts to obtain prior to the Closing any consents required to consummate the transactions contemplated by this Agreement and the Transition Services Agreement (excluding HSR Act compliance), and each party will cooperate in any reasonable manner in order to enable the other party to obtain such consents; provided, however, that such cooperation of Purchaser and Sellers hereunder shall not include any requirement of Purchaser or Sellers to expend money, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party.

            7.8. Exclusivity. Each Seller agrees to immediately terminate, and to cause their respective affiliates, representatives, agents, officers, employees, lawyers and accountants to terminate, all negotiations and communications with or on behalf of other parties concerning a possible sale of the Acquired Business or the Purchased Assets and, after the date of execution of this Agreement up to and including the Closing Date, agrees not to, and cause its affiliates, representatives, agents, officers, employees, lawyers and accountants not to, directly or indirectly, solicit, communicate, negotiate or enter into other discussions with, or on behalf of, any parties relating to the sale of all or any part of the Acquired Business or the Purchased Assets except Purchaser, and further agrees without limitation of the foregoing, not to provide this Agreement or any financial or operating information to any other party. Purchaser shall be entitled to pursue any and all remedies to which it may be entitled at law or in equity for violations of this Section 7.6. Sellers agree that Purchaser will suffer irreparable damage in the event that any of the provisions of this
Section 7.6 are not performed in accordance with its terms or otherwise is breached. It is accordingly agreed that Purchaser shall be entitled to the remedy of specific performance of the terms of this Section 7.6 and injunctive relief preventing any breach of the terms of this Section 7.6 by Sellers, this being in addition to any other remedy to which Purchaser may be entitled at law or in equity.

            7.9. Change of Name. Within three days following the Closing Date, Sellers shall file an amendment to the certificate of incorporation of MPI changing its corporate name to one other than "M. Polaner, Inc." and reasonably satisfactory to Purchaser.

            7.10. Financing. Purchaser shall cause B&G to use its commercially reasonable efforts to obtain the debt financing contemplated by Section 3.2(d) in accordance with the terms of the Credit Facility and to contribute the proceeds therefrom to Purchaser.

            7.11. Certain Agreements Regarding Inventory.

                  (a) The parties hereto agree that at Closing Sellers shall have sold and Purchaser shall have purchased under Section 1 hereof Inventory with a value of $7,200,000. As soon as practicable but in no event later than 30 days following the Closing Date, Purchaser shall deliver to Sellers a statement (the "Closing Inventory Statement") stating the amount of raw materials (the "Closing Date Raw Materials Amount") and finished goods inventory included in Inventory on the close of business as of the Closing Date (the "Closing Inventory Amount"), which statement shall be prepared as described herein. The Closing Inventory Statement shall present fairly the Closing Inventory Amount and shall be prepared in conformity and in a manner consistent with the Financial Statements; provided that the parties agree that raw materials included in the Closing Inventory Amount shall be valued at actual cost and finished goods included in the Closing Inventory Amount shall be valued at standard cost as historically billed by Purchaser or its affiliate to Sellers. Sellers and/or its designated independent accounting firm shall have the right to be present to observe, participate in and verify the taking of any physical inventory in conjunction with the preparation of the Closing Inventory Statement and shall have access to, and at any time during which the parties are determining the final amount of raw materials included in Inventory in accordance with this Section 2.2, may review and examine the procedures, books, records and work papers of Purchaser and its accountants.

                  (b) Unless Sellers, within 15 days after receipt of the Closing Inventory Statement, notify Purchaser that it objects to the computation of said amount, specifying in reasonable detail the basis for such objection and its alternative computation of said amount, the Closing Inventory Amount shall be binding upon the parties. If Purchaser and Sellers are unable to agree upon the Closing Inventory Amount within 5 days after any such notification has been given by Sellers or within a mutually agreed-to extended time period, the controversy shall be referred to a firm of nationally recognized certified public accountants (the "Neutral Auditors") selected by Purchaser and Sellers within 10 days of the expiration of the resolution period. If Purchaser and Sellers are unable to agree on the selection of the Neutral Auditors, a "big five" accounting firm will be selected by lot after eliminating one such firm selected by

Purchaser and one such firm selected by Sellers and any other firm that is or ever has been the primary auditing firm of either Sellers or Purchaser. In determining the Closing Inventory Amount, the Neutral Auditors shall consider only those items or amounts in the Closing Inventory Statement as to which Sellers have disagreed. Such determination shall be binding upon the parties, absent manifest error, provided that the Closing Inventory Amount shall not be more than the amount thereof shown in the Closing Inventory Statement delivered by Purchaser pursuant to Section 2.2(a) nor less than the amount thereof shown in Sellers' calculation delivered pursuant to Section 2.2(b). The parties shall share equally in the fees and expenses of the Neutral Auditors. Notwithstanding anything in this Agreement to the contrary, the final, binding or conclusive nature of the calculation of the Closing Inventory Amount shall not abrogate or in any way limit the ability of the Purchaser to seek indemnification from Sellers for the breach of any covenant, representation or warranty hereunder.

                  (c) (i) Notwithstanding Section 1.1(a)(iv), in the event that the Closing Inventory Amount (as finally determined in accordance with the preceding clause (b)) exceeds $7,200,000, Sellers shall retain an amount of raw materials inventory included in the Closing Date Raw Materials Amount equal to such excess. From the Closing Date until the three month anniversary of the Closing Date, Purchaser shall purchase from Sellers and Sellers shall sell to Purchaser (without representation or warranty, either express or implied), such amount of Purchaser's raw materials inventory requirements as Purchaser shall request, at the actual cost valuation for such raw materials inventory reflected in the Closing Date Raw Materials Amount. At the three month anniversary of the Closing Date, Purchaser shall purchase any and all remaining raw materials inventory held by Sellers pursuant to this subparagraph (c)(i) at the actual cost valuation for such raw materials inventory reflected in the Closing Date Raw Materials Amount.

                       (ii) In the event that the Closing Inventory Amount (as finally determined in accordance with the preceding clause (b)) is less than $7,200,000, then Sellers shall pay to Purchaser the amount of such deficit by wire transfer of immediately available funds within 10 days after such final determination of the Closing Inventory Amount.

         8. Indemnification and Certain Post-Closing Matters.
            ------------------------------------------------

            8.1. Indemnification Generally.
                 -------------------------

                 (a) Sellers, jointly and severally, shall indemnify Purchaser and its directors, officers, employees, stockholders, affiliates and agents (the "Purchaser Indemnified Parties ") against, and hold each Purchaser Indemnified Party harmless from, any and all loss, claim, damage or liability, and all costs and expenses (including without limitation legal fees and costs) (collectively, "Losses"), incurred by any Purchaser Indemnified Party, resulting from or arising out of:

                      (i) any breach of the representations and warranties made by any Seller in this Agreement, the Ancillary Documents or in any certificate or other instrument furnished or to be furnished to Purchaser hereunder;

                      (ii) the non-fulfillment of any agreement or covenant made by any Seller in or pursuant to this Agreement;

                      (iii) any Excluded Liability or any other claims, obligations, debts, demands, or liabilities of any kind (known or unknown, disclosed or undisclosed, contingent or otherwise) existing against any Seller on or prior to the Closing Date, whether asserted prior to or subsequent to the Closing Date, and asserted against Purchaser, other than the Assumed Liabilities; and

                      (iv) the enforcement by any Purchaser Indemnified Party of its rights under this Agreement.

                 (b) Purchaser shall indemnify Sellers and their directors, officers, employees, stockholders, affiliates and agents (the "Seller Indemnified Parties") against, and hold each Seller Indemnified Party harmless from, any and all Losses incurred by any Seller Indemnified Party, resulting from or arising out of:

                      (i) any breach of the representations and warranties made by Purchaser in this Agreement, the Ancillary Documents or in any certificate or other instrument furnished or to be furnished to Seller hereunder;

                      (ii) the non-fulfillment of any agreement or covenant made by Purchaser in or pursuant to this Agreement;

                      (iii) any claims, obligations, debts, demands, or liabilities asserted against Sellers by reason of the breach, failure to perform, refusal or manner of performance by Purchaser of the Assumed Liabilities; and

                      (iv) the enforcement by any Seller Indemnified Party of its rights under this Agreement.

                  (c) Upon obtaining knowledge thereof, Purchaser, on the one hand, or Sellers, on the other, as the case may be (the "Indemnified Party"), shall promptly notify the other, as the case may be (the "Indemnifying Party"), in writing of any damage, claim, loss, liability or expense (an "Asserted Liability") which the Indemnified Party has determined has given or could give rise to a claim in which indemnification rights are granted hereunder (such written notice shall be referred to as the "Claims Notice"). The Claims Notice shall specify, in all reasonable detail, the nature and estimated amount of any such claim giving rise to a right of indemnification. The rights of any Indemnified Party to be indemnified hereunder shall not be adversely affected by its failure to give, or its failure to timely give, a Claims Notice with respect thereto unless, and if so, only to the extent that, the Indemnifying Party is materially prejudiced thereby.

                  (d) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability arising out of a third party claim if (i) the claim involves (and continues to involve) solely monetary damages and the Indemnifying

Party's assumption of the defense or settlement of such claim will not have a material adverse effect on the Indemnified Party's business, (ii) the Indemnifying Party expressly agrees in writing to the Indemnified Party that, as between the two, the Indemnifying Party is solely obligated to satisfy and discharge the claim, and (iii) the Indemnifying Party makes reasonably adequate provision to satisfy the Indemnified Party of the Indemnifying Party's ability to satisfy and discharge the claim (the foregoing collectively, the "Litigation Conditions"); provided, however, that if the parties in any action shall include both an Indemnifying Party and an Indemnified Party, and the Indemnified Party shall have reasonably concluded that counsel selected by the Indemnifying Party has a conflict of interest because of the availability of different or additional defenses to the Indemnified Party, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; and provided further, however, that the Indemnifying Party shall forfeit the right to control the defense or settlement of any such claim if, at any time after assuming the defense or settlement thereof, the Indemnifying Party no longer satisfies the Litigation Conditions. Subject to the foregoing, if the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within thirty
(30) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. The Indemnifying Party shall obtain the prior written approval of the Indemnified Party (which approval shall not be unreasonably withheld) before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of any Asserted Liability if, pursuant to or as a result of such settlement, compromise, admission or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party. No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnified Party of its election as herein provided, or fails to satisfy the Litigation Conditions, the Indemnified Party may pay, compromise or defend such Asserted Liability, subject to indemnification by the Indemnifying Party hereunder; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent (which consent shall not be withheld unreasonably) of such Indemnifying Party. The Indemnified Party and the Indemnifying Party may participate, at their own expense, in the defense of an Asserted Liability if the other party is entitled and elects to defend such Asserted Liability. If the Indemnifying Party is entitled and elects to defend any claim, the Indemnified Party shall, subject to receipt of a reasonable confidentiality agreement, make available to the Indemnifying Party any books, records or other documents within its control, and the reasonable assistance of its employees, for which the Indemnifying Party shall be obliged to reimburse the Indemnified Party the reasonable out-of-pocket expenses of making them available.

            8.2. Limitations of Damages
                 ----------------------

                 (a) Neither Purchaser, on the one hand, nor Sellers, on the other hand, shall be liable to the other under this Article 8 for any Losses due pursuant to Section 8.1(a)(i) or Section 8.1(b)(i) unless and until the amount of such Losses theretofore incurred by such party exceeds $500,000. Neither Sellers' nor Purchaser's aggregate liability for such Losses due pursuant to Section 8.1(a)(i) or 8.1(b)(i) shall in any event exceed $15,000,000.

                 (b) The limitations on the indemnification obligations set forth in this Section 8.2 shall not apply to any covenants or agreements of the parties in this Agreement. In addition, notwithstanding the provisions of paragraph (a) above, the limitations on the indemnification obligations of the parties set forth therein shall not apply to breaches of the representations and warranties made in Sections 3.1(a) and (d) and Section 3.2(a).

                 (c) Notwithstanding anything to the contrary set forth herein, no limitation or condition of liability or indemnity applicable to the parties shall apply to any breach of a representation or warranty if such representation or warranty was made with actual knowledge by a party that it (i) contained an untrue statement of a material fact or (ii) omitted to state a material fact necessary to make the statements contained therein not misleading. Solely for purposes of calculating the amount of Losses incurred arising out of or relating to any breach of a representation or warranty (and not for purposes of determining whether or not a breach has occurred), the references to "Material Adverse Effect" or other materiality qualifications (or correlative terms), including as expressed in accounting concepts such as GAAP, shall be disregarded.

                 (d) The amount of any Loss for which indemnification is provided under Section 8 shall be net of any amounts (net of the costs of recovery of such amounts) recovered by the Indemnified Party under insurance policies with respect to such Loss.

                 (e) Other than in respect of Sellers' representation and warranty set forth in Section 3.1(c), no party shall be liable for any punitive or consequential damages arising out of, based upon or resulting from the transactions contemplated by this Agreement, or any breach of any representation or warranty, covenant or agreement of any party contained herein; provided, however, that the foregoing shall not preclude indemnification in respect of any third party claims that include claims for punitive or consequential damages asserted by such third party.

            8.3. Exclusive Remedy. The rights of Purchaser under this Section 8 shall be the exclusive remedy of Purchaser with respect to claims based upon a breach or alleged breach of the representations, warranties and covenants of Sellers contained in this Agreement. The rights of Sellers under this Section 8 shall be the exclusive remedy of Sellers with respect to claims based upon a breach or alleged breach of the representations, warranties and covenants of Purchaser contained in this Agreement. Except as expressly set forth in this Agreement, neither Sellers nor Purchaser, nor any of their respective representatives or affiliates makes or has made any representations or warranties, express or implied, in connection with the transactions contemplated by this Agreement.

            8.4. Allocation of Purchase Price.
                 ----------------------------

            Sellers and Purchaser acknowledge and agree that the allocation of the Purchase Price provided for by Schedule 2.2 hereto, and the following undertaking with respect to tax reporting, have been specifically negotiated by the parties at arms' length, and are part of the basis of this Agreement. Sellers and Purchaser covenant and agree that each shall prepare its Federal, state and local income tax returns employing the allocation of the Purchase Price set forth on Schedule
2.2 and will not take a contrary position with respect to such allocation in any tax proceeding or audit; provided, however, that nothing contained herein shall require Sellers or Purchaser to contest any proposed deficiency or adjustment by any taxing authority or agency, exhaust administrative remedies or litigate before any court with respect to such allocation of the Purchase Price.

         9. Miscellaneous.
            -------------

            9.1. Certain Definitions. As used in this Agreement,
                 -------------------

                 (a) "affiliate" shall mean any Person directly or indirectly controlling, controlled by or under common control with the Person of which it is an affiliate;

                 (b) "Benefit Plans" means all employee pension benefit plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), welfare benefit plans (as defined in Section 3(1) of ERISA), bonus, stock purchase, stock ownership, stock option, deferred compensation, incentive, severance, termination or other compensation plan or arrangement, and other material employee fringe benefit plans, presently maintained by, or contributed to by Sellers in connection with the Acquired Business or for which the Acquired Business could have any liability;

                 (c) "Environmental Liabilities" means all liabilities and obligations for pollution, contamination or environmental conditions first created or occurring out of activities conducted or conditions existing prior to the Closing Date (i) under laws, rules, regulations, decrees, orders, permits or authorizations relating to the protection of the environment, human health or public safety, including any common law action or strict liability ("Environmental Laws"), (ii) relating to violations of Environmental Laws, except for acts or omissions of Purchaser or its affiliates under any contract or agreement with the Sellers relating to the Acquired Business, unless such liability is explicitly retained or assumed by Sellers or the Acquired Business under such contract or agreement, or (iii) relating to the Purchased Assets or the Acquired Business, including any such liabilities or obligations at any off-site locations to or at which Sellers disposed of or arranged for the disposal of any waste or materials; except in each case other than liabilities and obligations that are a direct and primary result of acts or omissions of Purchaser or its affiliates or any condition existing at Purchaser's facility in Roseland, New Jersey.

                 (d) "knowledge of Sellers", "to the best knowledge of Sellers" and phrases of similar import shall mean the actual knowledge of each of the officers of each Seller, the general counsel of Sellers, the brand manager of the Polaner brand, Randy Zeno and Louis Pellicano, in each case after due inquiry of other current employees of Sellers who have responsibility with respect to the subject matter of such representation or warranty and review of such books and records of the Acquired Business in Sellers' possession as such person in good faith reasonably believes to be relevant to the statements made in such representation and warranty.

                 (e) "Material Adverse Effect" means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of a Material Adverse Effect, has or is reasonably likely to have, any material adverse effect (i) on the assets, liabilities, operations, business, competitive position, results of operations or condition (financial or otherwise) of the Purchased Assets or the Acquired Business or (ii) on the ability of the Sellers to consummate the transactions contemplated hereby or (iii) on the ability of Purchaser to continue to operate the Acquired Business immediately after the Closing in substantially the same manner as the Acquired Business is conducted prior to the Closing, provided that any adverse effect resulting from changes that affect the industry of the Acquired Business generally shall not be considered in determining whether there has been a Material Adverse Effect;

                 (f) "Person" shall mean and include an individual, partnership, joint venture corporation, trust, unincorporated organization, group, government or governmental entity; and

                 (g) "Tax or "Taxes" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

            9.2. Consent to Jurisdiction.
                 -----------------------

            Any action, suit or other proceeding initiated by Sellers or Purchaser under or in connection with this Agreement may be brought in the federal courts for the Southern District of New York or any state court in New York County, New York, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. Purchaser and Sellers hereby submit themselves to the jurisdiction of any such court.

            9.3. Further Actions.
                 ---------------

            From time to time, as and when requested by Purchaser, Sellers shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as Purchaser reasonably may deem necessary or desirable to carry out the intent and purposes of this Agreement, to convey, transfer, assign and deliver on the Closing Date to Purchaser and its successors and assigns, the Purchased Assets (or to evidence the foregoing) and to consummate the other transactions contemplated hereby. In addition, and without limiting the generality of the foregoing, prior to and following the Closing, Sellers shall cooperate reasonably, and shall cause its officers and employees to cooperate reasonably, at Purchaser's expense for Seller's out-of-pocket costs, with Purchaser in the preparation of audited financial statements of the Acquired Business and the Purchased Assets as of and for the three year period ended with the completion of Sellers' last full fiscal year and for interim periods thereafter, including without limitation by preparing and making available to Purchaser and its accountants such financial information with respect to the Acquired Business and the executing representation letters with respect to such financial information, as Purchaser reasonably may request.

            9.4. No Broker.
                 ---------

            Sellers represent and warrant to Purchaser that Sellers have no obligation or liability to any broker or finder by reason of the transactions which are the subject of this Agreement. Sellers shall indemnify Purchaser against, and shall hold Purchaser harmless from, at all times after the date hereof, any and all liabilities (including without limitation legal fees), and shall pay any final judgment obtained by any Person claiming brokerage commissions or finder's fees, or rights to similar compensation, on account of services purportedly rendered on behalf of IHF or Seller in connection with this Agreement or the transactions contemplated hereby. Purchaser represents and warrants to Sellers that Purchaser has no obligation or liability to any broker or finder by reason of the transactions which are the subject of this Agreement. Purchaser shall indemnify Sellers against, and shall hold Sellers harmless from, at all times after the date hereof, any and all liabilities (including without limitation legal fees), and shall pay any final judgment obtained by any Person claiming brokerage commissions or finder's fees, or rights to similar compensation, on account of services purportedly rendered on behalf of Purchaser in connection with this Agreement or the transactions contemplated hereby.

            9.5. Expenses.
                 --------

            Except  as  otherwise   specifically  provided  in  this  Agreement,
Purchaser and Sellers shall pay their respective expenses in connection with the negotiation, execution, delivery and performance of this Agreement.

            9.6. Entire Agreement.
                 ----------------

            This Agreement, which includes the Schedules and Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement among Purchaser and Sellers with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

            9.7. Waiver of Compliance with Bulk Sales Law.
                 ----------------------------------------

            Purchaser and Sellers hereby waive compliance with the provisions of any applicable bulk sales law, and Seller hereby agrees to indemnify Purchaser for failure to comply with any applicable bulk sales law.

            9.8. Notices.
                 -------

            All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

            If to Sellers:

                 International Home Foods, Inc.
                 1633 Littleton Road
                 Parsippany, New Jersey  07054
                 Attention:  General Counsel

            With a copy to:

                 Vinson & Elkins
                 3700 Trammell Crow Center
                 2001 Ross Avenue
                 Dallas, Texas  75201
                 Attention:  Winston Oxley

            If to Purchaser:

                 Roseland Distribution Company
                 c/o B&G Foods, Inc.
                 426 Eagle Rock Avenue
                 Roseland, New Jersey  07068
                 Attention:  President

            With a copy to:

                 Dechert Price & Rhoads
                 30 Rockefeller Plaza
                 New York, New York, 10112
                 Attention:  Glyndwr P. Lobo

            Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed.

            9.9. Governing Law.
                 -------------

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law principles thereof).

            9.10. Assignability.
                  -------------

            This Agreement shall not be assignable otherwise than by operation of law by either party without the prior written consent of the other party, and any purported assignment by any party without the prior written consent of the other party shall be void, except that Purchaser may assign all or any portion of its rights hereunder (i) as collateral security to one or more lenders providing financing in connection with the transactions contemplated hereunder, provided that such Persons obtain no greater rights against Sellers as are available to Purchaser under this Agreement, (ii) to any purchaser of substantially all of the assets of Purchaser, or (iii) to an affiliate of Purchaser. No such assignment, however, shall relieve Purchaser of obligations hereunder, and any such assignee shall take such rights subject to any defenses, counterclaims and set-offs to which Sellers may be entitled under this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

            9.11. Survival of Representations and Warranties.
                  ------------------------------------------

            All representations and warranties contained herein or made pursuant hereto, whether by Sellers or Purchaser, shall survive for a period of eighteen
(18) months following the Closing and the consummation of the transactions contemplated by this Agreement, except that the representations and warranties contained in Sections 3.1(a), 3.1(d), and 3.2(a) shall survive the Closing in perpetuity and the representations in Section 3.1(g) shall survive the Closing until sixty days after the expiration of any applicable statutes of limitation (including extensions thereof) and shall thereupon expire together with any right to indemnification with respect thereto (except to the extent a written notice asserting a claim for breach of any such representation or warranty shall have been given prior to such expiration in accordance with this Agreement). The covenants and obligations contained herein to be performed or complied with after the Closing shall survive the Closing.

            9.12. Waivers and Amendments.
                  ----------------------

            Any waiver of any term or condition, or any amendment or supplementation, of this Agreement shall be effective only if in writing. A waiver of any breach of any of the terms or conditions of this Agreement shall not in any way be construed as a waiver of any subsequent breach.

            9.13. Third Party Rights.
                  ------------------

            Except as otherwise provided in Section 8.1 with respect to the indemnification obligations of Sellers and Purchaser for the benefit of the directors, officers, employees, stockholders, affiliates and agents of the Purchaser and Sellers, as the case may be, this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

            9.14. Illegality.
                  ----------

            In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

            9.15. Taxes.
                  -----

            Except as may be otherwise provided in this Agreement, all Taxes in respect of the Purchased Assets and income of the Acquired Business for the periods or portions of periods (i) ending prior to the Closing shall be borne by Sellers and (ii) beginning after the Closing shall be borne by Purchaser.

            9.16. Descriptive Headings.
                  --------------------

            The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.


                        [SIGNATURE PAGE IS THE NEXT PAGE]

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                            ROSELAND DISTRIBUTION COMPANY



                                            By: /s/David Wenner
                                               ---------------------------
                                               Name:  David Wenner
                                               Title: President


                                            INTERNATIONAL HOME FOODS, INC.



                                            By: /s/James A. Krause
                                               ---------------------------
                                               Name:  James A. Krause
                                               Title: Vice President


                                            M. POLANER, INC.



                                            By: /s/James A. Krause
                                               ---------------------------
                                               Name:  James A. Krause
                                               Title: Vice President

                                   Schedules


         The following schedules have been omitted from this filing of the Asset Purchase Agreement:

SCHEDULES
---------

Schedule 1.1(a)(i)            -        Equipment
Schedule 1.1(a)(iii)          -        Seller Contracts
Schedule 2.2                  -        Allocation of Purchase Price
Schedule 3.1(b)               -        Consents, Approvals, Waivers, Etc.
Schedule 3.1(c)               -        Financial Statements
Schedule 3.1(d)(i)            -        Liens
Schedule 3.1(d)(ii)           -        Machinery and Equipment
Schedule 3.1(e)               -        Litigation
Schedule 3.1(f)               -        Compliance with Laws
Schedule 3.1(h)               -        Customers and Suppliers
Schedule 3.1(i)               -        Patents, Trademarks, Etc.
Schedule 3.1(j)               -        Material Contracts
Schedule 3.1 (k)              -        Insurance
Schedule 3.1(l)               -        Inventory
Schedule 3.2(b)               -        Purchaser's Consents

         B&G Foods, Inc. will provide the schedules to the Securities and Exchange Commission upon request.

                                                                      Exhibit A


                       FORM OF BILL OF SALE AND ASSIGNMENT


         BILL OF SALE AND ASSIGNMENT AGREEMENT, dated January __, 1999 (this "Bill of Sale and Assignment Agreement"), between Roseland Distribution Company, a Delaware corporation ("Purchaser"), and International Home Foods, Inc., a Delaware corporation ("IHF") and M. Polaner Inc., a Delaware corporation and wholly-owned subsidiary of IHF ("MPI" and together with IHF, the "Sellers").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Purchaser and the Sellers have executed and delivered an Asset Purchase Agreement dated as of January 12, 1999 (the "Asset Purchase Agreement"), pursuant to which, among other things, Purchaser will purchase from the Sellers the business and certain assets of the Sellers relating to or used or dedicated to use in connection with the Acquired Business.

         NOW, THEREFORE, in consideration of the Purchase Price and the transactions pursuant to the Asset Purchase Agreement, the parties hereto do take the following action:

         A. the Sellers do hereby convey, sell, transfer, assign and deliver unto Purchaser, and its successors and assigns forever, all of the right, title and interest of the Sellers in the following properties and assets owned, used or held for use by the Sellers in connection with the Acquired Business or, to the extent relating to the Acquired Business, by any affiliates of Sellers (hereinafter sometimes collectively referred to as the "Purchased Assets"):

            (1) all tangible  personal property used or held for use exclusively in connection with the Acquired Business, including without limitation all machinery, equipment, parts, tooling, vehicles, furniture, leasehold improvements, fixtures, office equipment, supplies and other items of tangible Personal property owned by the Sellers and used or held for use exclusively in connection with the Acquired Business, including without limitation all such personal property located in, at or on the Purchaser's facilities located in Roseland, New Jersey, and all of the Sellers' rights and benefits under any leases and with respect to any of the foregoing items, all of the material foregoing items having been described on Schedule 1.1(a)(i) of the Asset Purchase Agreement, which has been attached hereto as Annex A;

            (2) all intangible  assets,  including without  limitation the brand names, trademarks, copyrights and registrations and applications for registrations thereof listed on Schedule 1.1(a)(ii) of the Asset Purchase Agreement (which has been attached hereto as Annex B) and all associated goodwill and any and all patents, copyrights, trade names, trade secrets, service marks, customer lists, relationships and arrangements with suppliers (including without limitation suppliers of raw materials), customers, authors and designers, sales literature, inventions, formulae, technology, UPC codes, processes and computer software, used or held for use exclusively in connection with the Acquired Business and all licenses, agreements, applications and registrations with respect to any of the foregoing, together with any goodwill associated therewith;

            (3) all rights and benefits of Sellers under all  contracts, leases, agreements,  licenses,  commitments (collectively,  "Contracts")
                (i) described on Schedule 3.1(j) of the Asset Purchase Agreement (which has been attached hereto as Annex C) or (ii) that (A) relate exclusively to the Acquired Business, (B) under the terms of the Asset Purchase Agreement are not required to be disclosed pursuant to Section 3.1(j) thereof, and (C) have been entered into in the ordinary course of the Acquired Business and are consistent in nature and scope with past practices of the Acquired Business (collectively, the "Assumed Contracts"), provided, however, that the Assumed Contracts shall not include the Contracts identified on Schedule 1.1(a)(iii) of the Asset Purchase Agreement (which has been attached hereto as Annex D);

            (4) except  as  provided  in  Section  7.11  of the  Asset  Purchase
                Agreement, all inventory held for resale and all raw materials, work in process, finished products, shipments in transit, wrapping, supply and packaging items related exclusively to the Acquired Business;

            (5) all licenses, authorizations, permits and other approvals issued by any governmental agency, public or self-regulatory authority, and all applications therefor pending, used or held for use exclusively in connection with the Acquired Business;

            (6) all blueprints,  designs,  drawings,  patterns,  specifications, work plans and scheduling procedures, exclusively related to, or exclusively required or used in connection with, the production of products and products in development of the Acquired Business;

            (7) all  books,  records,  files  and  correspondence   (whether  in
                original or photostatic form) to the extent used or held for use in connection with, or relating to the Acquired Business, including lists of past customers and suppliers;

            (8) all goodwill  associated  with or  attributable  to the Acquired
                Business; and

            (9) any other  tangible  asset owned by Sellers and used or held for use exclusively in connection with the Acquired Business which is necessary to operate the Acquired Business as presently conducted (other than the Excluded Assets).

         B. To the extent any asset of the type set forth in Section A, other than any Excluded Assets, related exclusively to the Acquired Business is owned, used or held for use by any affiliate of the Sellers, such asset is included with the term "Purchased Assets" and are conveyed by Sellers herewith.

         C. Notwithstanding the provisions of Section A, the Purchased Assets shall not include any right, title or interest of the Sellers or their affiliates in, to or under any of the following Excluded Assets:

            (1) cash,   including   bank  balances  and  bank   accounts,   cash
                equivalents and similar type items on hand on the date hereof;

            (2) all accounts and notes receivable  (including without limitation any claims, remedies, and other rights related thereto) entered into prior to the date hereof and relating to the Acquired Business;

            (3) the Tax returns of Sellers;

            (4) all  refunds of Taxes to the extent  that Taxes  being  refunded were an Excluded Liability;

            (5) the  articles or  certificate  of  incorporation  and by-laws of
                Sellers and the corporate minutes, corporate seals and stock books of Sellers;

            (6) all  refunds,   deposits,   prepayments   or  prepaid   expenses
                (including any prepaid insurance premiums);

            (7) all rights to insurance or indemnity,  and all claims, causes of action, rights of recovery or set-off of any kind and against any person, relating to or covering the Acquired Business before the date hereof or related to the Excluded Assets; and

            (8) any franchise tax or sales and use permits of Sellers.

         D. This Bill of Sale and Assignment Agreement is subject to the terms and provisions of the Asset Purchase Agreement, including without limitation the provisions of Section 6.1. However, nothing contained herein shall be deemed to enlarge, amend or alter the terms and provisions of the Asset Purchase Agreement.

         E. Capitalized terms used but not defined in this Bill of Sale and Assignment Agreement shall have the respective meanings assigned to them in the Asset Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale and Assignment Agreement as of the date first above written.

                                       ROSELAND DISTRIBUTION COMPANY


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       INTERNATIONAL HOME FOODS, INC.


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:


                                       M. POLANER, INC.


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:

                                    EXHIBIT B

                        FORM OF ASSIGNMENT OF TRADEMARKS

STATE OF                              :
                                      : ss.
COUNTY OF                             :


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., has adopted, used and is using the trademarks shown in Schedule A hereto in its business;

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has on this date acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the trademarks shown in Schedule A hereto and any other trademarks, service marks, trade dress and trade names used in such business (collectively, the "Trademarks"), the registrations and applications for registration of the Trademarks shown in Schedule A and any other registrations and applications for registration of the Trademarks, and the goodwill of the business symbolized by the Trademarks.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Assignor hereby sells, assigns and transfers to Assignee all right, title and interest in and to the Trademarks, together with the registrations and applications for registration of the Trademarks shown in Schedule A, any other registrations and applications for registration of the Trademarks, in and to all income, royalties, damages and payments now or hereafter due or payable with respect thereto and in and to all rights of action arising from the Trademarks, all claims for damages by reason of past, present and future infringement of the Trademarks and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by Assignor had this assignment not been made, and the goodwill of the business symbolized by the Trademarks.

Dated:                     , 1999

                                        M. POLANER, INC.


                                        By
                                          ---------------------------
                                          Name:
                                          Title:


Subscribed and sworn to
before me on
1999.


-----------------------
     Notary Public

                                   EXHIBIT B

                                   SCHEDULE A

                                 U.S. Trademarks



Mark                              Registration No.         Registration Date
----                              ----------------         -----------------

POLANER                           596,870                  October 12, 1954

JAM LOVER'S & Design              987,993                  July 9, 1974

WHITE CAP                         1,123,759                August 7, 1979

POLANER LITE (stylized)           1,124,752                September 4, 1979

MAX AMS                           1,497,875                July 26, 1988

POLANER FANCY FRUIT               1,545,485                June 27, 1989

ALL FRUIT                         1,832,827                April 26, 1994

POLANER                           1,650,259                July 9, 1991

DON'T DARE CALL IT JELLY!
& Design                          1,751,430                February 9, 1993

POLANER                           1,961,765                March 12, 1996

                                    EXHIBIT B

                         FORM OF ASSIGNMENT OF COPYRIGHT
                         -------------------------------

STATE OF                  :
                          :          ss.
COUNTY OF                 :


         WHEREAS, M. POLANER, INC., a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., owns the copyrights or an interest in the copyrights in certain works of authorship (all works in which Assignor owns the copyright or any interest in the copyright, whether such works are registered or unregistered, identified or unidentified, known or unknown, are hereafter collectively referred to as the "Works");

         WHEREAS, Assignor is the sole owner of all copyrights, copyright registrations, and registration certificates in and for all those Works that have been registered with the United States Copyright Office, and all such Works and copyright registrations that are known to Assignor are identified on the attached Schedule "A";

         WHEREAS, ROSELAND DISTRIBUTION COMPANY, a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A. ("Assignee"), wishes to acquire all copyrights, registrations of copyrights, certificates of registration of copyrights, applications to register copyrights, and causes of action relating to copyrights in the Works, including but not limited to those Works identified on Schedule "A", and Assignor wishes to transfer the same to Assignee;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Assignor hereby transfers and assigns forever to Assignee, all right, title, and interest in and to (1) all the Works, (2) all worldwide copyrights in the Works, including all extensions and renewals thereof, (3) all registrations of copyrights in the Works, (4) all certificates of copyright registration for the Works, (5) all applications to register copyrights in the Works, and (6) all causes of action for infringement of copyrights in the Works that may have arisen prior to this Assignment, including but not limited to all Works, registrations, registration certificates, and applications identified in Schedule "A". In addition, Assignor agrees promptly to execute and deliver to Assignee any such additional assignments of copyrights in the Works as Assignee may request for the purpose of securing, recording, or otherwise effectuating this Assignment, and Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact for the purpose of executing any such additional assignments of copyrights in the Works in Assignor's name.


DATE:                                       M. POLANER, INC.
     ------------------------


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:

Subscribed and sworn to
before me on                  ,
1999



---------------------------------
         Notary Public

                                   SCHEDULE A

                              REGISTERED COPYRIGHTS



Title                                  Registration No.        Registration Date
-----                                  ----------------        -----------------


Polaner All Fruit, black cherry           VA 499033              July 24, 1991

Jam Lover, pure apple jelly               VA 466383              July 22, 1991

Jam Love, pure jam strawberry             VA 466382              July 22, 1991

Jam Lover, pure grape jelly               VA 466387              July 22, 1991

Jam Lover, pure marmalade orange          VA 466384              July 22, 1991

Polaner Natural red currant jelly         VA 476354              July 22, 1991

Polaner Real mint jelly                   VA 476353              July 22, 1991

Polaner All Fruit orange                  VA 464598              October 4, 1990

Polaner All Fruit--blueberry              VA 428879              October 4, 1990

Polaner All Fruit--apricot                VA 428878              October 4, 1990

Polaner All Fruit--strawberry             VA 428877              October 4, 1990

Polaner All Fruit--pineapple              VA 428876              October 4, 1990

Polaner All Fruit--seedless blackberry    VA 428875              October 4, 1990

Polaner All Fruit--raspberry              VA 427806              October 4, 1990

Polaner All Fruit--grape                  VA 427805              October 4, 1990

Polaner All Fruit--peach                  VA 427804              October 4, 1990

                                                          EXHIBIT B
                                        FORM OF ASSIGNMENT AGREEMENT (ARGENTINA)




                              TRADEMARK ASSIGNMENT                                      TRANSFERENCIA DE MARCA
                              --------------------                                      ----------------------
                         Be it known that M. POLANER, INC.                        Conste que
FULL NAME AND ADDRESS                                     ----------------                   -----------------------
OF ASSIGNOR.             1633 Littleton Road
                         -------------------------------------------------        ----------------------------------
                         Parsippany, New Jersey  07054
                         -------------------------------------------------        ----------------------------------
                         U.S.A.
                         -------------------------------------------------

TRADEMARK/S AND THEIR    owner of the trademark/s                                 titular de la/s marca/s
REGISTRATION OR
PENDING APPLICATION
NUMBERS.                 -------------------------------------------------        ----------------------------------
                         ALL FRUIT                      Reg. No. 1626782
                         -------------------------------------------------        ----------------------------------
                         POLANER                        Reg. No. 1596347
                         -------------------------------------------------        ----------------------------------
                         POLANER                        Reg. No. 1596348
                         -------------------------------------------------        ----------------------------------
                         POLANER ALL FRUIT              Reg. No. 1638363
                         -------------------------------------------------        ----------------------------------

                         -------------------------------------------------        ----------------------------------

                         -------------------------------------------------        ----------------------------------


MENTION A SPECIFIC       in consideration of the sum of U.S. $400.00,             en concepto de la suma de
CONSIDERATION.           together with the goodwill of the
                         business symbolized by the Trademarks                    ----------------------------------

                         -------------------------------------------------        ----------------------------------

                         ------------------------------------------------


NAME AND ADDRESS OF      hereby assigns  effective November 1, 1996, all right,    por el presente la transfieren en toda su
ASSIGNEE.                title and interest in and to the same to                  propiedad y dominio a
                         ROSELAND DISTRIBUTION COMPANY
                         ------------------------------------------------          ----------------------------------
                         c/o B&G Foods, Inc.
                         ------------------------------------------------          ----------------------------------
                         426 Eagle Rock Avenue
                         ------------------------------------------------          ----------------------------------
                         Roseland, New Jersey  07068
                         ------------------------------------------------          ----------------------------------
                         U.S.A.
                         ------------------------------------------------

PREFERABLY LEAVE IN      The assignee hereby accepts the                           El cesionario por el presente
BLANK.                   assignment and authorizes                                 acepta la transferencia y autoriza a

                         ------------------------------------------------          ------------------------------------

                         ------------------------------------------------          ------------------------------------

                         ------------------------------------------------          ------------------------------------
                         to do what is necessary in order to give effect to        para hacer todo cuanto fuere
                         the present transfer and to receive the certificate       necesario para perfeccionar la presente
                         of registration and obtain certified copies thereof       transferencia con facultad para retirar
                         where necessary.                                          el titulo y obtener nuevos testimonios
                                                                                   en caso necesario.

PLACE AND DATE OF        Done and signed at                                        Dado y firmado en
EXECUTION.                                  ----------------------------                             ------------------


NOTARIAL ATTESTATION     M. POLANER, INC.
AND CONSULAR
LEGALIZATION REQUIRED    (Signature of Assignor)
FOR ALL COUNTRIES                               ------------------------          -------------------------------------
                         (firma del Cedente)   Name:
                                                    --------------------          -------------------------------------
                                               Title:
                                                     -------------------          -------------------------------------

                          ROSELAND DISTRIBUTION COMPANY


                          (Signature of Assignee)
                                                  ----------------------          -------------------------------------
                         (firma del Cesionario)   Name:
                                                       -----------------          -------------------------------------
                                                  Title:
                                                        ----------------          -------------------------------------



                                    EXHIBIT B
                    FORM OF ASSIGNMENT AGREEMENT (ARGENTINA)

STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ________ day of ____________________, 1999, before me, a Notary
Public of the State of _________________, United States of America, personally appeared ____________________________, who identified himself/herself as ____________________ of M. POLANER, INC., a Delaware corporation, and declared that he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of M. POLANER, INC.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                 --------------------------
                                                 Notary Public



                                    APOSTILLE


STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this _____ day of ________________, 1999 before me, a Notary Public of the State of ________________, United States of America, personally appeared ________________, who identified himself/herself as ____________________________
of ROSELAND DISTRIBUTION COMPANY, a Delaware corporation, and declared that he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of ROSELAND DISTRIBUTION COMPANY.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                  -------------------------
                                                  Notary Public


                                    APOSTILLE

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (BRAZIL)


                                   ASSIGNMENT
                                   ----------


THIS ASSIGNMENT made effective the       day of             One thousand nine
hundred and ninety-nine

BETWEEN


                           M. POLANER, INC.
                           1633 Littleton Road
                           Parsippany, New Jersey  07054
                           U.S.A.


of the one part and


                           ROSELAND DISTRIBUTION COMPANY
                           c/o B&G Foods, Inc.
                           426 Eagle Rock Avenue
                           Roseland, New Jersey  07068
                           U.S.A.


of the other part


WITNESSETH THAT

WHEREAS:

              (i) The Assignor is the owner in Brazil of the trademark applications and registrations listed in the annexed Schedule A, which form part hereof;

              (ii) And it has been agreed  between the Assignor and the Assignee for the transfer of the said trademark applications and registrations to the Assignee.

NOW THIS DEED WITNESSETH that, in accordance with the conditions stated in the foregoing preamble and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby sell, assign and set over to the Assignee the said applications and registrations, all rights, title and interest whatsoever appertaining or belonging thereto.

IN WITNESS WHEREOF the Assignor has caused this Assignment to be executed also by the Assignee in the present of the two witnesses of both parties who also sign.


Done at           this             day of                     1999.

M. POLANER, INC.


--------------------------
Name:
Title:

WITNESSES:

1)                                        2)
  -----------------------------             ----------------------------
  Name:                                     Name:
  Nationality:                              Nationality:
  Marital Status:                           Marital Status:
  Occupation:                               Occupation:
  Residence:                                Residence:


  Done at          this             day of                     1999.

ROSELAND DISTRIBUTION COMPANY


--------------------------------
Name:
Title:

WITNESSES:


1)                                        2)
  -----------------------------             ----------------------------
  Name:                                     Name:
  Nationality:                              Nationality:
  Marital Status:                           Marital Status:
  Occupation:                               Occupation:
  Residence:                                Residence:

                                                                        BRAZIL


STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this _______ day of ____________________,  1999, before me, a Notary
Public of the State of __________________, United States of America, personally appeared ____________________________, who identified himself/herself as ___________________ of M. POLANER, INC., a Delaware corporation, and declared that he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of M. POLANER, INC.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                 --------------------------
                                                 Notary Public



                                    APOSTILLE



STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ____ day of _______________, 1999 before me, a Notary Public of the State of ____________________, United States of America, personally appeared ____________________________________, who identified himself/herself as
_______________________________ of ROSELAND DISTRIBUTION COMPANY, a Delaware corporation, and declared that he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of ROSELAND DISTRIBUTION COMPANY.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                  -------------------------
                                                  Notary Public

                                    APOSTILLE

                                                                        BRAZIL


                                   SCHEDULE A
                                   ----------


Registrations:



Mark                               Reg. No.                   Registration Date
----                               --------                   -----------------

ALL FRUIT                          818648520                  October 28, 1997

POLANER                            817414088                  April 4, 1995

POLANER                            817414096                  April 4, 1995

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (CANADA)



                            ASSIGNMENT OF TRADEMARKS
                            ------------------------


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., has adopted and used the trademarks shown in Schedule A hereto in its business;

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY (Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has on this date acquired the trademarks shown in Schedule A hereto and any other trademarks, service marks, trade dress and trade names used in such business (collectively, the "Trademarks"), the registrations and applications for registration of the Trademarks shown in Schedule A and any other registrations and applications for registration of the Trademarks, together with the goodwill of the business symbolized by the Trademarks.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, its entire right, title and interest in and to the Trademarks, together with the Registrations and the goodwill of the business symbolized by the Trademarks, all rights of action arising from the Trademarks, all claims by reason of infringement of the Trademarks and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by Assignor had this assignment not been made.


Date: __________________ __, 1999



                                                M. POLANER, INC.



                                                By:___________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (CANADA)

                                                                        CANADA

                                   SCHEDULE A



Mark                               Reg. No.              Reg. Date
----                               --------              ---------

DON'T DARE CALL IT JELLY!          446944                September 1, 1995

POLANER                            268354                April 23, 1982

POLANER ALL FRUIT                  482915                September 24, 1997

                                    EXHIBIT B
                     FORM OF ASSIGNMENT AGREEMENT (COLOMBIA)



                       ASSIGNMENT OF COLOMBIAN TRADEMARKS


The undersigned M. POLANER, INC., duly organized and in existence in accordance with the laws of the State of Delaware, United States of America, with principal offices at 1633 Littleton Road, Parsippany, New Jersey 07054, United States of America (hereinafter called "The Assignor"), on the one hand; and ROSELAND DISTRIBUTION COMPANY, duly organized and in existence in accordance with the laws of the State of Delaware, United States of America, with principal offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, United States of America (hereinafter called "The Assignee"), on the other hand, have entered into an agreement to be governed by the following clauses:

                   1. The Assignor is the sole proprietor in the Republic of Colombia of the Colombian trademark registrations and applications listed in the Annex hereto (hereinafter referred to as the "Marks").

                   2. The Assignor by means of these presents hereby assigns and transfers the Marks to the Assignee for the amount of U.S. $10.00 received from the Assignee, effective November 1, 1996.

                   3. The Assignee by means of these presents hereby accepts and receives the assignment of the Marks for the amount of U.S. $10.00 given to the Assignor.

                   4. The assignment of the Marks encompasses all the rights and/or privileges derived or that may derive therefrom and consequently the Assignee as of this date will be the sole proprietor of the Marks in the Republic of Colombia to use and dispose of same in whatever manner the Assignee deems appropriate for its interest.

                   5. This Agreement is binding for both parties and their mutual successors.

                   6. In accordance with Article 616 of the Colombian Commercial Code, in order for this document to be enforceable before third parties its recordal must be filed in the Colombian Trademark Office. Therefore Messrs.

                                    EXHIBIT B
                     FORM OF ASSIGNMENT AGREEMENT (COLOMBIA)



                                                               are authorized to
file the recordal of this assignment and obtain the definitive certificate evidencing its completion. The mentioned attorneys are empowered as well to request and obtain all subsequent renewals of the registration for the Marks.

         In testimony whereof the parties have executed this document this ___ day of _______________, 1999..


                                            M. POLANER, INC.


                                            By:
                                                --------------------------------
                                                   Name:
                                                   Title:


                                            ROSELAND DISTRIBUTION COMPANY


                                            By:
                                                --------------------------------
                                                   Name:
                                                   Title:



NOTE: The signature of each of the persons signing the document on behalf of the parties should each be notarized separately using the enclosed notarial declaration text. The Notary's signature in each case should be authenticated by the County Clerk, and the Clerk's signature in each case then legalized up to the Consul for Colombia.

                                    EXHIBIT B
                     FORM OF ASSIGNMENT AGREEMENT (COLOMBIA)



                                      ANNEX


Mark                       Registration No.          Registration Date
----                       ----------------          -----------------
POLANER                    186461                    May 30, 1996

POLANER                    186460                    May 30, 1996

POLANER ALL FRUIT          186458                    May 30, 1996

                                    EXHIBIT B
                     FORM OF ASSIGNMENT AGREEMENT (COLOMBIA)




NOTARIAL CERTIFICATION                                       CERTIFICACION NOTARIAL
----------------------                                       ----------------------

On this            day of                                    A los             dias del mes de


19       , the undersigned Notary                            de 19    , el suscrito Notario


                  CERTIFIES                                                    DAFE


1.  That                                                     1.  Que



    of legal age and domiciled in                                mayor y domiciliado en



    set his/her  hand on the foregoing document.                 suscribio de su puno y letra el documento que antecede.

2. That the grantor is to me personally known and that       2.  Que conozco al otorgante y que este tiene capacidad legal para
   he/she has legal capacity to execute the instrument.          el otorgamiento.

3. That the grantor has executed the foregoing document as   3.  Que el otorgante ha suscrito el referido documento en su caracter de

   of the juridical person                                       de la persona juridica


         M. POLANER, INC.


4.  That the juridical person                                4.  Que la persona juridica

         M. POLANER, INC.
         (a Delaware corporation)

    having its home office in                                    con sede en

         1633 Littleton Road
         Parsippany, New Jersey  07054
         United States of America


   is duly organized, has present legal existence and            esta legalmente constituida, que tiene existencia  legal actual y
   that the purposes for which the power of attorney is          que el acto para el cual se ha otorgado el poder esta comprendido
   granted are within the scope of its corporate purposes.       entre los que constituyen su objeto social.

5. That the grantor has in fact the referred to authority    5.  Que el otorgante tiene efectivamente la representacion que
   and that his/her representation is legal.                     ostenta, y que esta es legituma.

6. That I have based certifications 3, 4 and 5 above on      6.  Que he basado las certificaciones 3, 4 y 5 anteriores en los
   the following authentic documents for such purposes           siguientes documentos autenticos que al efecto se  me exhibieron
   exhibited to me and which I mention specifically,             y que menciono especificamente con expresion de sus fechas y
   giving their dates and their origin or source:                de su origen o procedencia:




------------------------------------------------------       ---------------------------------------------------------------------
                  Notary Public                                                      El Notario Publico


                                    EXHIBIT B
                     FORM OF ASSIGNMENT AGREEMENT (COLOMBIA)




NOTARIAL CERTIFICATION                                       CERTIFICACION NOTARIAL
----------------------                                       ----------------------

On this            day of                                    A los             dias del mes de


19       , the undersigned Notary                            de 19    , el suscrito Notario


                  CERTIFIES                                                    DAFE


1.  That                                                     1.  Que



    of legal age and domiciled in                                mayor y domiciliado en



    set his/her  hand on the foregoing document.                 suscribio de su puno y letra el documento que antecede.

2. That the grantor is to me personally known and that       2.  Que conozco al otorgante y que este tiene capacidad legal para
   he/she has legal capacity to execute the instrument.          el otorgamiento.

3. That the grantor has executed the foregoing document as   3.  Que el otorgante ha suscrito el referido documento en su caracter de

   of the juridical person                                       de la persona juridica


     ROSELAND DISTRIBUTION COMPANY


4.  That the juridical person                                4.  Que la persona juridica

          ROSELAND DISTRIBUTION
          COMPANY
          (a Delaware corporation)

    having its home office in                                    con sede en

         c/o B&G Foods, Inc.
         426 Eagle Rock Avenue
         Roseland, New Jersey 07068
         United States of America


   is duly organized, has present legal existence and            esta legalmente constituida, que tiene existencia  legal actual y
   that the purposes for which the power of attorney is          que el acto para el cual se ha otorgado el poder esta comprendido
   granted are within the scope of its corporate purposes.       entre los que constituyen su objeto social.

5. That the grantor has in fact the referred to authority    5.  Que el otorgante tiene efectivamente la representacion que
   and that his/her representation is legal.                     ostenta, y que esta es legituma.

6. That I have based certifications 3, 4 and 5 above on      6.  Que he basado las certificaciones 3, 4 y 5 anteriores en los
   the following authentic documents for such purposes           siguientes documentos autenticos que al efecto se  me exhibieron
   exhibited to me and which I mention specifically,             y que menciono especificamente con expresion de sus fechas y
   giving their dates and their origin or source:                de su origen o procedencia:




------------------------------------------------------       ---------------------------------------------------------------------
                  Notary Public                                                      El Notario Publico


                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (FRANCE)



                            ASSIGNMENT OF TRADEMARKS


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., is the owner of the following trademark registrations (the "Trademarks"):

Trademark                 Reg. No.                  Registration Date
---------                 --------                  -----------------

POLANER                   1694214                   September 18, 1991


         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the Trademarks and the goodwill of the business symbolized by the Trademarks.

         NOW THEREFORE, for consideration in the amount of FF 100, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, and Assignee accepts, all right, title and interest in and to the Trademarks and the goodwill of the business symbolized by the Trademarks, and all rights of action arising from the Trademarks, and all claims by reason of infringement of the Trademarks, and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by Assignor had this assignment not been made.

Dated:                                         M. POLANER, INC.


                                               By:
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                               ROSELAND DISTRIBUTION COMPANY


                                               By:
                                                  ------------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (FRANCE)



                                                                          FRANCE

STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ____ day of _______________, 1999, before me, a Notary Public of the State of __________________, United States of America, personally appeared _______________________________, who acknowledged himself/herself to be ________________________________ of M. POLANER, INC., a Delaware corporation, and who acknowledged himself/herself to be authorized to execute the foregoing Assignment of Trademarks on behalf of M. POLANER, INC.

         IN WITNESS WHEREOF, I have set my hand and seal.




----------------------------
Notary Public




STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ____ day of _______________, 1999, before me, a Notary Public of the State of __________________, United States of America, personally appeared _______________________________, who acknowledged himself/herself to be ________________________________ of ROSELAND DISTRIBUTION COMPANY, a Delaware corporation, and who acknowledged himself/herself to be authorized to execute the foregoing Assignment of Trademarks on behalf of ROSELAND DISTRIBUTION COMPANY.

         IN WITNESS WHEREOF, I have set my hand and seal.



----------------------------
Notary Public

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (GREAT BRITAIN)



                            ASSIGNMENT OF TRADEMARKS
                            ------------------------


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., is the owner of the trademarks and trademark registrations shown in the attached Schedule A (the "Trademarks");

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has on this date acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the Trademarks and the whole of the goodwill of the business for which the Trademarks are registered.

         NOW THEREFORE, for consideration in the amount of (pound)5,000, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee, and Assignee accepts, all right, title and interest in and to the Trademarks and the goodwill of the business connected with the Trademarks, all rights of action arising from the Trademarks, all claims by reason of infringement of the Trademarks, and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by assignor had this assignment not been made.


Dated:

                                               M. POLANER, INC.



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (GREAT BRITAIN)



                                                                   GREAT BRITAIN


                                   SCHEDULE A


Mark                       Registration No.          Registration Date
---                        ----------------          -----------------

POLANER                    2023320                   June 8, 1995

POLANER ALL FRUIT          2023321                   June 8, 1995

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (JAPAN)



                            ASSIGNMENT OF TRADEMARKS
                            ------------------------


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, has adopted, used and is using the trademarks shown in Schedule A hereto in its business;

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A. has on this date acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the Trademark, together with the registration of the Trademark and the goodwill of the business symbolized by the Trademark.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Assignor hereby assigns to Assignee all right, title and interest in and to the Trademark, together with the registration of the Trademark and the goodwill of the business symbolized by the Trademark, all rights of action arising from the Trademark, all claims by reason of infringement of the Trademark and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by Assignor had this assignment not been made.



Date: _____________ __, 1999

                                              M. POLANER, INC.



                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (JAPAN)



                       CORPORATION NATIONALITY CERTIFICATE


         I do hereby  certify that M.  POLANER,  INC., of 1633  Littleton  Road,

Parsippany,  New Jersey 07054,  U.S.A. is a corporation duly organized under the laws of the State of  Delaware,  U.S.A.  and that ______________________ who has signed  the foregoing Assignment of Trademarks is a lawful representative of the said  corporation and is  authorized to  execute  certain  documents relating to patents,  utility  models, designs and  trademarks on behalf of the corporation.

         Dated this ______ day of ______________ __, 1999.



                                                  ------------------------------
                                                  Notary Public



(Seal)

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (JAPAN)



                       CORPORATION NATIONALITY CERTIFICATE


         I do hereby  certify that  ROSELAND  DISTRIBUTION  COMPANY,  of c/o B&G

Foods,  Inc., 426 Eagle Rock Avenue,  Roseland,  New Jersey 07068,  U.S.A.  is a

corporation  duly organized under the laws of the State of Delaware,  U.S.A. and that  ____________________________  who has signed the  foregoing  document is a lawful  representative  of the said  corporation  and is  authorized  to execute certain documents relating to patents, utility models, designs and trademarks on behalf of the corporation.


         Dated this ______ day of ______________ __, 1999.



                                                  ------------------------------
                                                  Notary Public



(Seal)

                                   EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (JAPAN)



                                   SCHEDULE A


Trademark Registrations:

Mark                       Registration. No.         Registration Date
----                       -----------------         -----------------

POLANER                    1446685                   December 25, 1980

                                    EXHIBIT B
                   FORM OF ASSIGNMENT AGREEMENT (SOUTH KOREA)



                               DEED OF ASSIGNMENT


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., has adopted, used and is using the trademarks shown in Schedule A hereto in its business;

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has on this date acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the Trademarks shown in Schedule A, and the goodwill of the business symbolized by the Trademarks.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Assignor hereby sells, assigns and transfers to Assignee all right, title and interest in and to the Trademarks so far as Korea is concerned, together with the registrations of the Trademarks shown in Schedule A, in and to all income, royalties, damages and payments now or hereafter due or payable with respect thereto and in and to all rights of action arising from the Trademarks, all claims for damages by reason of past, present and future infringement of the Trademarks and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by Assignor had this assignment not been made, and the goodwill of the business symbolized by the Trademarks.

         I, the undersigned, am a lawful representative of M. POLANER, INC., and I am duly authorized to execute this document on behalf of the corporation.

Dated this ____ day of _______________ __, 1999


                                              Assignor:  M. POLANER, INC.



                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                   EXHIBIT B
                   FORM OF ASSIGNMENT AGREEMENT (SOUTH KOREA)



                                                                     SOUTH KOREA


                                   SCHEDULE A
                                   ----------

Trademark                   Class              Reg. No.           Renewal Date
---------                   -----              --------           ------------

POLANER                     02                 215256             June 8, 2001

                                   EXHIBIT B
                   FORM OF ASSIGNMENT AGREEMENT (SOUTH KOREA)



                                                                     SOUTH KOREA

                        CORPORATE NATIONALITY CERTIFICATE


I/We, the undersigned, do hereby certify:

I. That M. POLANER, INC. is a corporation which was duly incorporated and is presently existing under the laws of Delaware, U.S.A. and whose principal place of business is located at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A. (the "Corporation"); and

II. That is a lawful representative of the Corporation and he/she is duly authorized to make the documents relating to patents, utility models, design, and trademarks, including this Certificate, Power of Attorney and other documents concerning the recordation of certain rights and changes thereof, on behalf of the Corporation.

IN WITNESS WHEREOF,

I/We have set my/our hand(s) hereto this ____ day of _________________, 1999.

              Company Name:               M. POLANER, INC.
                            ----------------------------------------------------

              Representatives' Signature
                                          --------------------------------------

              Typed Name:
                          ------------------------------------------------------

              Title:
                     -----------------------------------------------------------


Subscribed to and sworn to
before me this _______ day of
______________________, 1999.


(Notarial seal)



Signature:
           -------------------------

                                   EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (SOUTH KOREA)



                                                                     SOUTH KOREA


                        CORPORATE NATIONALITY CERTIFICATE


I/We, the undersigned, do hereby certify:

I. That ROSELAND DISTRIBUTION COMPANY is a corporation which was duly incorporated and is presently existing under the laws of Delaware, U.S.A. and whose principal place of business is located at c/o B&G Foods, 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A. (the "Corporation"); and

II. That ________________________________ is a lawful representative of the Corporation and he/she is duly authorized to make the documents relating to patents utility models, design, and trademarks, including this Certificate, Power of Attorney and other documents concerning the recordation of certain rights and changes thereof, on behalf of the Corporation.

IN  WITNESS WHEREOF,

I/We have set my/our hand(s) hereto this ____ day of _________________, 1999.

              Company Name:               ROSELAND DISTRIBUTION COMPANY
                            ----------------------------------------------------

              Representatives' Signature
                                          --------------------------------------

              Typed Name:
                          ------------------------------------------------------

              Title:
                     -----------------------------------------------------------


Subscribed to and sworn to
before me this _______ day of
______________________, 1999.


(Notarial seal)



Signature:
           -------------------------

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (MEXICO)


                                    ASSIGNMENT                                  CESION
                                    By this contract                            Por este Contrato

Assignor's             M. POLANER, INC.                                 M. POLANER, INC.
  Name:

Assignor's             addressed at                                     domiciliada en
  Address:             1633 Littleton Road                              1633 Littleton Road
                       Parsippany, New Jersey  07054                    Parsippany, New Jersey  07054
                       U.S.A.                                           E.U.A.
                       assign(s), sell(s) and transfer(s) in whole      cede(n), vende(n) y transfiere(n) en toda
                       ownership and dominion to                        propiedad y dominio a

Assignee's             ROSELAND DISTRIBUTION COMPANY                    ROSELAND DISTRIBUTION COMPANY
  Name

Address:               addressed at                                     domiciliada en
                       c/o B&G Foods, Inc.                              c/o B&G Foods, Inc.
                       426 Eagle Rock Avenue                            426 Eagle Rock Avenue
                       Roseland, New Jersey  07068                      Roseland, New Jersey  07068
                       U.S.A.                                           E.U.A.

List of patents,       all rights, titles and interests on the          todos los derechos, titulos e intereses
applications or        following industrial property rights:            correspondientes a los siguientes privilegios
trade marks                                                             de propiedad industrial:
assigned
                       456,081 (ALL FRUIT)                              456,081 (ALL FRUIT)
                       452,936 (POLANER)                                452,936 (POLANER)
                       452,935 (POLANER)                                452,935 (POLANER)
                       SN 2834 (DON'T DARE CALL IT JELLY)               SN 2834 (DON'T DARE CALL IT JELLY)

Consideration or            The price of this transfer is the                El precio de esta transferencia es la
price  of the          amount of N$4.50.                                cantidad de: N$4.50 neuvos pesos.
assignment             Mexican Currency, freely fixed by the            libremente fijado por las partes y ya recibido
                       parties and already received by the              por la parte cedente.
                       assignor.
                                                                        Este contrato sera registrado ante el Instituto
                       This Contract will be recorded before the        Mexicano de la Propiedad Industrial y/o
                       Mexican Institute of Industrial Property         cualquier otra Oficina Gubernativa
                       and/or any other pertinent Governmental          correspondiente, para este efecto las partes
                       Office and to this effect the parties            designan como sus Apoderados a los Sres.
                       appoint as attorneys Messrs


                                                                             de la ciudad de Mexico, D.F. para que ellos
                           of the City of Mexico, so they can             puedan conjunta o separadamente llevar al cabo
                       jointly or separately carry on all                 todas las gestiones necesarias ante dichas
                       necessary procedures before those                  autoridades y asimismo para que mantengan en
                       authorities, as well as to preserve the            completa fuerza y vigor los derechos
                       rights assigned in full force and effect.          transferidos.


Date and place             Signed by the Assignor                            Firmado por el Cedente
of execution by       on the date of:                                   en la fecha de:
Assignor
                      in the City of:                                   en la Ciudad de:
Date and place             Signed by the Assignee                            Firmado por la Cesionaria
of execution by
Assignee              on the date of:                                   en la fecha de:

                      in the City of:                                   en la Cuidad de:


                                   EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (MEXICO)


                      CEDENTE (Assignor)              CESIONARIA (Assignee)

                       M. POLANER, INC.            ROSELAND DISTRIBUTION COMPANY


Signature of
parties
                    ---------------------------    -----------------------------
                        TESTIGOS (Witnesses)              TESTIGUS (Witnesses)



Signature of 2      ---------------------------    -----------------------------
Witnesses per       Name:                          Name:
each party          Title:                         Title:



                    ---------------------------    -----------------------------
                    Name:                          Name:
                    Title:                         Title:

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (MEXICO)


CERTIFICATION NOTARIAL                                                          NOTARIAL CERTIFICATION
----------------------                                                          ----------------------

Yo, un Notario Publico, certifico que el dfa                     I, a Notary Public, certify that on the _____ date of
_______ del mes de _______________ de 19__                  (1)  _____________________ before me personally appeared
ante mf comparecio(eron) personalmente

                                                            (2)

a quien(es)  conozco y de  quien(es) me consta tiene(n)          to me known and known to me to be of  legal capacity  and
capacidad legal y reconocio(eron) como suya(s)  la(s)            acknowledged his (their) signature(s) appearing on the
firma(s) que aparece(n) en el documento anterior cuyo            foregoing instrument and ratified the same.
contenido ratifico(aron).

Yo ademas certifico que el (los)Sr.(es)                          I also certify that Mr.(Messrs.)
                                                            (3)

quien(es) firmo(aron) el citado documento en                     who signed the foregoing instrument on behalf of
representacion(de.)                                              M. POLANER, INC.

                                                            (4)

una sociedad debidamente organizada y existiendo                 a corporation duly organized and legally existing under the
legalmente bajo las leyes del Estado de                     (5)  laws of the State of
                                                                 Delaware

con domicilio en                                                 domiciled at 1633 Littleton Road, Parsippany, New Jersey
                                                                 07054, U.S.A.
                                                            (6)

es(son) su(s) legitimo(s)                                        is (are) its legitimate
                                                            (7)

de acuerdo con el nombramiento que yo he visto expedido          in accordance with the appointment which I have seen issued
en la ciudad de                                                  in the city of
                                                            (8)

el dia       de                    de 19                    (9)  on
por el Consejo de Administracion de la citada sociedad,          by the Board of Directors of said corporation, which was
debidamente electo por la Asamblea General de                    duly elected by the General Meeting of Stockholders held in
Accionistas celebrado en                                         on
el dia       de                     de 19                  (10)  as evidenced by the minutes I have seen and has the
como consta del acta que he leido, y que tiene las               competence of representing same, including faculties to grant
facultades de representacion de la misma, incluyendo la          powers.
de otorgar poderes.

Y ademas certifico que dicho(s) individuo(s) esta(n)             I further certify that said individual(s) is (are) duly
debidamente autorizado(s) para firmar el documento               authorized to sign the foregoing nstrument in the name of
anterior en nombre de la mencionada sociedad de acuerdo          said corporation in accordance with his (their) above
con su(s) antes indicado(s) cargo(s) y/o con una                 mentioned position(s) and/or with a resolution of the Board
resolucion del Consejo de Administracion de la citada            of Directors of said corporation, taken on
sociedad adoptada el                                       (11)
en la ciudad de                                            (12)  in the City of which I have seen.
cuya resolucion yo he visto.

Y finalmente certifico que los objetos  para loscuales se        I finally certify that the purposes for which said instrument is
ortogo  dicho  documento  se  encuentran dentro de los           granted are within the scope of the objects or activities of said
objetos y  actividades de la citada  sociedad, de acuerdo        corporation, in accordance with the Act of Incorporation
con la escritura  constitutiva expedida en la Ciudad de          issued in the City of

                                                           (13)

con fecha                                                  (14)  and dated
y/o con los Estatutos expedidos en la                            and/or the By-Laws issued in the
Ciudad de                                                        City of
con fecha                                                  (15)  and dated
los cuales he visto.  Doy fe.                              (16)  which both I have seen.  I attest.

Firmado en:                                                (17)  Signed in:
Fechado el:                                                (18)  Dated:


NOTARIO PUBLICO                                                  NOTARY PUBLIC
                                                           (19)


-----------------------------------------------                  ---------------------------------------

                                   EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (MEXICO)


CERTIFICATION NOTARIAL                                                          NOTARIAL CERTIFICATION
----------------------                                                          ----------------------

Yo, un Notario Publico, certifico que el dfa                     I, a Notary Public, certify that on the _____ date of
_______ del mes de _______________ de 19__                  (1)  _____________________ before me personally appeared
ante mf comparecio(eron) personalmente

                                                            (2)

a quien(es)  conozco y de  quien(es) me consta tiene(n)          to me known and known to me to be of  legal capacity  and
capacidad legal y reconocio(eron) como suya(s)  la(s)            acknowledged his (their) signature(s) appearing on the
firma(s) que aparece(n) en el documento anterior cuyo            foregoing instrument and ratified the same.
contenido ratifico(aron).

Yo ademas certifico que el (los)Sr.(es)                          I also certify that Mr.(Messrs.)
                                                            (3)

quien(es) firmo(aron) el citado documento en                     who signed the foregoing instrument on behalf of
representacion(de.)                                              ROSELAND DISTRIBUTION COMPANY

                                                            (4)

una sociedad debidamente organizada y existiendo                 a corporation duly organized and legally existing under the
legalmente bajo las leyes del Estado de                     (5)  laws of the State of
                                                                 Delaware

con domicilio en                                            (6)  domiciled at c/o B&G Foods, Inc., 426 Eagle Rock Avenue,
                                                                 Roseland, New Jersey 07068, U.S.A.


es(son) su(s) legitimo(s)                                        is (are) its legitimate
                                                            (7)

de acuerdo con el nombramiento que yo he visto expedido          in accordance with the appointment which I have seen issued
en la ciudad de                                                  in the city of
                                                            (8)

el dia       de                    de 19                    (9)  on
por el Consejo de Administracion de la citada sociedad,          by the Board of Directors of said corporation, which was
debidamente electo por la Asamblea General de                    duly elected by the General Meeting of Stockholders held in
Accionistas celebrado en                                         on
el dia       de                     de 19                  (10)  as evidenced by the minutes I have seen and has the
como consta del acta que he leido, y que tiene las               competence of representing same, including faculties to grant
facultades de representacion de la misma, incluyendo la          powers.
de otorgar poderes.

Y ademas certifico que dicho(s) individuo(s) esta(n)             I further certify that said individual(s) is (are) duly
debidamente autorizado(s) para firmar el documento               authorized to sign the foregoing nstrument in the name of
anterior en nombre de la mencionada sociedad de acuerdo          said corporation in accordance with his (their) above
con su(s) antes indicado(s) cargo(s) y/o con una                 mentioned position(s) and/or with a resolution of the Board
resolucion del Consejo de Administracion de la citada            of Directors of said corporation, taken on
sociedad adoptada el                                       (11)
en la ciudad de                                            (12)  in the City of which I have seen.
cuya resolucion yo he visto.

Y finalmente certifico que los objetos  para loscuales se        I finally certify that the purposes for which said instrument is
ortogo  dicho  documento  se  encuentran dentro de los           granted are within the scope of the objects or activities of said
objetos y  actividades de la citada  sociedad, de acuerdo        corporation, in accordance with the Act of Incorporation
con la escritura  constitutiva expedida en la Ciudad de          issued in the City of

                                                           (13)

con fecha                                                  (14)  and dated
y/o con los Estatutos expedidos en la                            and/or the By-Laws issued in the
Ciudad de                                                        City of
con fecha                                                  (15)  and dated
los cuales he visto.  Doy fe.                              (16)  which both I have seen.  I attest.

Firmado en:                                                (17)  Signed in:
Fechado el:                                                (18)  Dated:


NOTARIO PUBLICO                                                  NOTARY PUBLIC
                                                           (19)


-----------------------------------------------                  ---------------------------------------

                                    EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (PANAMA)


===================================================================================================================================
            ASSIGNMENT AND POWER OF ATTORNEY                                    CESION CON PODER

Be it known that I/we the undersigned _______________                    Por este medio el/los suscrito/s

M. POLANER,  INC. of 1633 Littleton Road,
-------------------------------------------------------                  ----------------------------------------------------------
Parsippany, New Jersey  07054, United States of
-------------------------------------------------------                  ----------------------------------------------------------
America
-------------------------------------------------------                  ----------------------------------------------------------

owners of ALL FRUIT (Reg. No. 70281); POLANER                            propietarios de
-------------------------------------------------------                                  ------------------------------------------

(Reg. No. 70280)
-------------------------------------------------------                  ----------------------------------------------------------

in  consideration  of the sum of U.S.  $10.00 and other
                                 ------------                            ----------------------------------------------------------

good and valuable consideration                                          en concepto de la suma de
-------------------------------------------------------                                            --------------------------------

receipt  whereof  is  hereby  acknowledged,  do  hereby                  ----------------------------------------------------------

assign,  sell and transfer all my/our  right,  title and                 que  declaran  haber  recibido,  ceden y transfieren  todos

interest   in   and   to   the    same    to    ROSELAND                 sus derechos y titulos de prop edad y dominio sobre _______
                                                --------

DISTRIBUTION    COMPANY   of    c/o     B&G       Foods,
-------------------------------------------------------                  ----------------------------------------------------------

Inc.,  426   Eagle   Rock   Avenue,    Roseland,   New
-------------------------------------------------------                  ----------------------------------------------------------

Jersey     07069,    United    States    of     America
-------------------------------------------------------                  ----------------------------------------------------------


-------------------------------------------------------                  con   todas   las   prerrogativas   correspondientes   sin

together with all privileges  pertaining thereto without                 excepcion   alguna,   de   tal  modo   que los cesionarios

any  exception  whatsoever,  the  assignee/s  henceforth                 podran en  adelante  considerarse  como  unicos  duenos de

having  the  right to  consider   himself/themselves  as                 tales  marcas y  podran asi  disponer de  ellas libremente

the   sole  owner/s of  same  and to  use   or  make any                 sin  que  haya   luga  a  reclamacion  ulterior  alguna al

other  disposal of  same as  he/they  shall  deem   fit,                 respecto  por  parte de los  cedentes en ningun caso ni en

without  any   assignor/s  in any event or at  any time.                 ningun tiempo.

                                                                              Los   cesionarios   por   este   medio   aceptan   la

The  assignee/s   hereby   accepts  the   transfer   and                 transferencia, y autorizan a                             ,

authorize/s                                           ,                  con oficina en                                           ,

with offices at



,                                                                        Ciudad  de  Panama,   Republica   de  Panama,   para   que

Panama  City,  Panama,  what   is   necessary   in  order                perfeccione   la   transferencia,  con  plenas  facultades

to   give   to   the   present    transfer    with   full                para ello.   Asimismo   facultan   a   dichos   apoderados

powers  in  the   premises.   They     further    empower                para   recabar   de   las     oficinas    y     autoridade

the   said    attorneys to  apply to the proper  national                competentes  la  obtencion  de  registros  y  renovaciones

bureaux  and   authorities  for  the  issuance  of  thede                de    marcas,      promover       oposiciones,   solicitar

mark    registrations   and   renewal   and    to    file                testimonios,     recibir        documentos,         acepta

oppositions   bespeak    certified     copies,    receive                transferencias,  formula    apelaciones,    desistir     y

documents,    accept    transfers,    enter      appeals,                percibir,  y   hacer    cuanto   fuere   necesario    ante

withdraw,  collect,  and  do  all and  whatsoever   shall                caulquiera  autoridades   administrativas  o   judiciales.

be   necessary  before  any  judicial  or  administrative                Los   facultan    asimismo   para   substituir el presente

authorities  with  power  also to   appoint a  substitute                poder.

hereunder.


Given and signed at (Dado y firmado en) ___________________________________________________________________________________________

This (a los)                        day of (dias de)                            of (de) 19
             ----------------------                 ----------------------------           ----------------------------------------

Signature of Assignor (Firma del Cedente)  ________________________________________________________________________________________

Signature of Assignee (Firma del Cesionario) _______________________________________________________________________________________


===================================================================================================================================

                                   EXHIBIT B
                      FORM OF ASSIGNMENT AGREEMENT (PANAMA)


===================================================================================================================================
NOTARIAL CERTIFICATE (CORPORATION)                          CERTIFICADO NOTARIAL (CORPORACION)

I, _____________________________________________            YO,  ______________________________________________________

Notary Public in and for _______________________            Notario Publico en y para _________________________________

Certify:  ______________________________________            Certifico:  _______________________________________________

On the _________________ day of ________________            Que en el _________ dia de  _______________________________

________________________________________________            ___________________________________________________________

before me personally appeared __________________            comparecio ante mi  _______________________________________

________________________________________________            ___________________________________________________________

to me known and known to me to be the person who            a  quien  conozco  y  quien   me  consta que es la  persona

signed the foregoing instrument as _____________            que  firmo el  instrumento  que   antecede en su calidad de

       of M. POLANER, INC.
------------------------------------------------            ------------------------------------------------------------

I further  certify that said  individual is duly            Certifico,  ademas,  que   dicha   persona  esta debidamente

authorized to sign the foregoing instrument in the          facultada   para  firmar  el  instrumento  que   antecede en

name of said corporation  and that the purposes for         nombre   de   la  citada   sociedad y   que los  objetivos y

which said  instrument are  granted are  within the         finalidades   para  los   que   se  otorga    el  mencionado

scope of the objects or activities of said corporation.     instrumento     estan    comprendidos     dentro    de   los

The  foregoing is based on the ________________________     objectivos  o   actividades   de  la  mencionada   sociedad.

-------------------------------------------------------     Lo que antecede se basa en la ______________________________

dated  ________________________________________________     ____________________________________________________________

which I have seen.                                          de fecha ___________________________________________________

                                                            que he tenido a la vista.


NOTARIAL CERTIFICATE (CORPORATION)                          CERTIFICADO NOTARIAL (CORPORACION)

I, ____________________________________ Notary Public       Yo,  ______________________________________________________

in and for __________________________________________       Notario Publico en y para _________________________________

Certify:   __________________________________________       Certifico: _________________________________________________

On the ________________ day of ______________________       Que en el _________ dia de _________________________________

before me personally appeared  ______________________       comparecio ante mi  ________________________________________

_______________________________________________________     ____________________________________________________________

to me  known  and  known  to me  to be  the  person who     a  quien  conozco y   quien me   consta  que  es la  persona

signed  the foregoing instrument as ___________________     que   firmo el   instrumento que  antecede en su calidad  de

_______________________________________________________     ____________________________________________________________

of ROSELAND DISTRIBUTION COMPANY
   ----------------------------------------------------     ____________________________________________________________

I  further  certify  that  said   individual   is  duly     Certifico,    ademas,  que  dicha  persona esta  debidamente

authorized  to sign  the foregoing  instrument in  the      facultada  para  firmar  el  instrumento  que   antecede  en

name   of said  corporation  and that the purposes for      nombre  de  la  citada  sociedad  y  que   los   objetivos y

which   said instrument are  granted  are  within  the      finalidades   para  los   que   se   otorga   el  mencionado

scope of the  objects or activities of said corporation.    instrumento  estan  comprendidos  dentro   de los objectivos

The  foregoing  is  based on the ______________________     objectivos  o   actividades  de  la   mencionada   sociedad.

_______________________________________________________     Lo que antecede se basa en la ______________________________

dated _________________________________________________     de fecha ____________________________________________________

which I have seen.                                          que he tenido a la vista.

===================================================================================================================================

                                    EXHIBIT B
                       FORM OF ASSIGNMENT AGREEMENT (PERU)



                              TRANSFERENCIA Y PODER

                       (ASSIGNMENT AND POWER OF ATTORNEY)
                        --------------------------------


         La que suscribe,  M. POLANER,  INC. una sociedad  organizada conforme a
                           -----------------
las  leyes  de  Delaware  con  oficinas  comerciales  en  1633  Littleton  Road,
                --------                                  ----------------------
Parsippany, New Jersey 07054, Estados Unidos de America (mas adelante llamada la
----------------------------
cedente) propietaria de la(s) marca(s) de fabrica siguiente(s):

                  Trademark                 Reg. No.          Reg. Date
                  ---------                 --------          ----------

                  POLANER                   24509             March 22, 1996




declara por el presente instrumento que vende, cede y traspasa en toda propiedad y dominio a la ROSELAND DISTRIBUTION COMPANY, una sociedad organizada conforme a
               -----------------------------
las leyes de Delaware con oficinas comerciales en c/o B&G Foods, Inc., 426 Eagle
                                                  ------------------------------
Rock Avenue, Roseland, New Jersey 07068, Estados Unidos de America (mas adelante
---------------------------------------
llamada la cesionaria) la(s) referida(s) marca(s) de fabrica, asi como todos los derechos y privilegios que a ella(s) se refiera(n) y corresponda(n), sin excepcion de ninguna clase, pudiendo por consiguiente de hoy en adelante la cesionaria arriba nombrada, considerarse unica duena, explotarla(s) como cosa propia, o bien disponer de ella(s) como mejor conviniere a sus intereses, sin que haya lugar a reclamacion ulterior alguna por parte de dicha cedente, en ningun caso ni en ningun tiempo.

         Mediante este documento,  la cesionaria acepta dicho traspaso y faculta asimismo  a  __________________________, y/o _______________________________ y/o

___________________________________, y/o  _________________________________, y/o

_______________________________,   para  que  hagan   inscribir  este  traspaso,

soliciten los  testimonios  que requieran y continuen  hasta su  terminacion  la tramitacion de este asunto, dandoles asimismo facultad para registrar, renovar e inscribir sus marcas de fabrica, de comercio, de servicio y en general todos sus derechos de Propiedad  Industrial;  pudiendo  substituir  y reasumir  este Poder cuantas veces lo estimen conveniente.

         Dado y firmado en _____________________________________________________

a los ________ dias del mes de _________________________ de 1999.


                                          M. POLANER, INC.


                                          Por______________________________
                                             Name:
                                             Title:


         Dado y firmado en _____________________________________________________

a los ________ dias del mes de _________________________ de 1999.


                                          ROSELAND DISTRIBUTION COMPANY



                                          Por______________________________
                                             Name:
                                             Title:



         I, _________________________________               Yo, _____________________, Notario
Notary Public, certify:                                     Publico, certifico:

                                                            Que en el dia ______ de

On the _____ day of ________________________,               _____________ de 19__, comparecid

19__, before me personally appeared                         ante mi ________________________ a

_____________________________________________               quien conozco y quien me consta que es

to me known and known to me to be the person                la persona  que firmo el instrumento que
who signed the foregoing instrument as                      antecede en su calidad de
                              of M. POLANER,                                                   de la
-----------------------------    ----------                 ----------------------------------
INC.
--------------------------------------------                ----------------------------------------
a corporation duly organized and legally existing           sociedad debidamente constituida y con
under the laws of Delaware                                  existencia legal bajo las leyes
                  --------
           , whose home office is located in 1633
-----------                                  ----           -----------------------------------------
Littleton Road, Parsippany, New Jersey  07054,              con domicilio en                         .
---------------------------------------------                                ------------------------
U.S.A.
------


                                                            Certifico, ademas,  de que dicha persona
I further  certify that said  individual is duly            esta debidamente  facultada  para  firmar
authorized to sign the foregoing  instrument in the         el  instrumento que antecede en nombre
name of said corporation  and that  the purposes            de la citada  sociedad  y que los objetivos
for which said  instrument  are granted are within          y finalidades para los que se otorga el
the scope of the objects or  activities  of said            mencionado instrumento estan
corporation.                                                comprendidos dentro de los objetivos o
                                                            actividades de la mencionada sociedad.

The foregoing is based on the _____________________         Lo que antecede se basa en la
___________________________________________________         ____________________
___________________________________________________         de fecha
dated ____________________ which I have                     que he tenido a la visa.
seen.



         Notario Publico __________________________________________



                            ASSIGNOR'S ACKNOWLEDGMENT
                            -------------------------


                                                     with consular legalization



         I, _________________________________               Yo, _____________________, Notario
Notary Public, certify:                                     Publico, certifico:

                                                            Que en el dia ______ de

On the _____ day of ________________________,               _____________ de 19__, comparecid

19__, before me personally appeared                         ante mi ________________________ a

_____________________________________________               quien conozco y quien me consta que es

to me known and known to me to be the person                la persona  que firmo el instrumento que
who signed the foregoing instrument as                      antecede en su calidad de
                                 of ROSELAND,               de la
--------------------------------    --------                      ---------------------------------
DISTRIBUTION COMPANY
--------------------------------------------                ----------------------------------------
a corporation duly organized and legally existing           sociedad debidamente constituida y con
under the laws of Delaware                                  existencia legal bajo las leyes
                  --------                                  ----------------------------------------
_____________, whose home office is located in               _________________________________________
c/o B&G Foods, Inc., 426 Eagle Rock Avenue,                 con domicilio en _______________________.
------------------------------------------
Roseland, New Jersey 07068, U.S.A.
----------------------------------


                                                            Certifico, ademas,  de que dicha persona
I further  certify that said  individual is duly            esta debidamente  facultada  para  firmar
authorized to sign the foregoing  instrument in the         el  instrumento que antecede en nombre
name of said corporation  and that  the purposes            de la citada  sociedad  y que los objetivos
for which said  instrument  are granted are within          y finalidades para los que se otorga el
the scope of the objects or  activities  of said            mencionado instrumento estan
corporation.                                                comprendidos dentro de los objetivos o
                                                            actividades de la mencionada sociedad.

The foregoing is based on the _____________________         Lo que antecede se basa en la
___________________________________________________         ____________________
___________________________________________________         de fecha
dated ____________________ which I have                     que he tenido a la visa.
seen.



         Notario Publico __________________________________________



                            ASSIGNOR'S ACKNOWLEDGMENT
                            -------------------------


                                                     with consular legalization

                                   EXHIBIT B
                   FORM OF ASSIGNMENT AGREEMENT (PHILIPPINES)



                            ASSIGNMENT OF TRADEMARKS
                            ------------------------


         WHEREAS M. POLANER, INC. ("Assignor"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054, U.S.A., is the owner of the trademark registrations and applications for registration shown in the attached Schedule A (collectively, the "Trademarks");

         AND WHEREAS ROSELAND DISTRIBUTION COMPANY ("Assignee"), a Delaware corporation with offices at c/o B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, U.S.A., has on this date acquired from Assignor certain assets and property used in Assignor's business and is desirous of acquiring the Trademarks and the goodwill of the business symbolized by the Trademarks.

         NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee its entire right, title and interest in and to the Trademarks and the goodwill of the business symbolized by the Trademarks, all rights of action arising from the Trademarks, all claims by reason of infringement of the Trademarks, and the right to sue and collect damages for such infringement, to be held and enjoyed by Assignee for its own use and benefit and for its successors and assigns as the same would have been held by assignor had this assignment not been made.

Date: _________________, 1999


Subscribed and sworn to                         M. POLANER, INC.
before me on


                                                By:
                                                   ----------------------------
------------------------------                     Name:
Notary Public                                      Title:



ASSIGNEE does hereby acknowledge and accept this assignment.


Subscribed and sworn to                         ROSELAND DISTRIBUTION COMPANY
before me on


                                                By:
                                                   ----------------------------
------------------------------                     Name:
Notary Public                                      Title:

                                                                     PHILIPPINES


                                   SCHEDULE A


Registrations:

Trademark                            Reg. No.                   Reg. Date
---------                            -------                    ---------

POLANER                              96041                      July 30, 1997


Applications:

Trademark                            Serial No.                 Filing Date
---------                            ----------                 -----------

ALL FRUIT                            96042                      October 27, 1994

POLANER FANCY FRUIT                  96043                      October 27, 1994

                                    EXHIBIT B
                    FORM OF ASSIGNMENT AGREEMENT (VENEZUELA)



                                   ASSIGNMENT


The undersigned, M. POLANER, INC., domiciled in 1633 Littleton Road, Parsippany,

New Jersey 07054,  U.S.A., do declare that we assign and transfer for the amount of US$ 10.00 (Ten United States Dollars),  our entire right, title and interest,

together  with the goodwill  connected  with the use of and  symbolized  by said

Trademark Rights, all in Venezuela,  to the trademarks  included in the attached list, to ROSELAND  DISTRIBUTION  COMPANY,  domiciled in c/o B&G Foods, 426 Eagle

Rock Avenue,  Roseland,  New Jersey 07068, United States of America,  which from now on will be the sole and only owner of the Trademarks, to exploit them as its owns property and dispose of them as deemed most convenient to its own interest,

with no possibility of any future claim on our part, in any case or at any time.

We declare also that we do not assign  hereunder  any other  Trademark  equal or similar  to the one  assigned.

The Assignee,  ROSELAND DISTRIBUTION COMPANY,  accepts herein the assignment and requests that it be recorded in the Registry  Office of the Industrial  Property of the Ministry of Development of the Republic of Venezuela.--------------------


Granted and signed in                         M. POLANER, INC.



                                               By:
                                                  -----------------------------
on this                                           Name:
                                                  Title:


Granted and signed in                          ROSELAND DISTRIBUTION COMPANY



                                               By:
                                                  -----------------------------
on this                                           Name:
                                                  Title:


(This document should be legalized up to the Venezuelan Consulate)

                                    EXHIBIT B
                    FORM OF ASSIGNMENT AGREEMENT (VENEZUELA)



STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ____ day of _______________, 1999, before me, a Notary Public of the State of __________________, United States of America, personally appeared ____________________________________, who identified himself/herself as
________________________________  of M. POLANER,  INC., a Delaware  corporation, and he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of M. POLANER, INC.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                    ----------------------------
                                                    Notary Public


                                  LEGALIZATION




STATE OF                      :
                              :    SS
COUNTY OF                     :


         On this ____ day of _______________, 1999, before me, a Notary Public of the State of __________________, United States of America, personally appeared ____________________________________, who identified himself/herself as
________________________________ of ROSELAND DISTRIBUTION COMPANY, a Delaware corporation, and that he/she was authorized to execute the foregoing Assignment of Trademarks on behalf of ROSELAND DISTRIBUTION COMPANY.

         IN WITNESS WHEREOF, I have set my hand and seal.



                                                    ----------------------------
                                                    Notary Public


                                  LEGALIZATION

                                   EXHIBIT B
                    FORM OF ASSIGNMENT AGREEMENT (VENEZUELA)



                        Schedule to Trademark Assignment
                        --------------------------------


Applications:

Mark                       Serial No.                Filing Date
----                       ----------                -----------

POLANER                    17567/93                  September 24, 1993

POLANER                    19164/93                  October 20, 1993

POLANER ALL FRUIT          11380/94                  August 29, 1994

                                                                       EXHIBIT C


                          FORM OF ASSUMPTION AGREEMENT


         ASSUMPTION AGREEMENT, dated January ___, 1999 (this "Assumption Agreement"), between Roseland Distribution Company, a Delaware corporation
("Purchaser"), and International Home Foods, Inc., a Delaware corporation ("IHF") and M. Polaner Inc., a Delaware corporation and wholly-owned subsidiary of IHF ("MPI" and together with IHF, the "Sellers").


                              W I T N E S S E T H:


         WHEREAS, Purchaser and Sellers have executed and delivered an Asset Purchase Agreement dated as of January 12, 1999 (the "Asset Purchase Agreement"), pursuant to which, among other things, Purchaser will purchase from the Sellers the business and certain assets of the Sellers relating to or used or dedicated to use in connection with the Acquired Business.

         NOW, THEREFORE, in consideration of the Purchase Price and the transactions pursuant to the Asset Purchase Agreement, the parties hereto do take the following action:

         A. Subject to the terms and provisions of this Agreement, and except as otherwise provided by this Section A, Purchaser shall assume the following liabilities of Sellers and no other liabilities of Sellers except the following liabilities (the "Assumed Liabilities"):

         (1)  liabilities  and   obligations  arising   after  the  date  hereof
              relating to the Assumed Contracts;

         (2) all liabilities and obligations expressly assumed pursuant to the Asset Purchase Agreement by Purchaser;

         (3) all liabilities and obligations for trade promotion payables or deductions with respect to sales of products of the Acquired Business after the date hereof;

         (4)  all   liabilities   and   obligations   for  committed   marketing
              expenditures for programs of the Acquired Business to be in effect after the date hereof; and

         (5) all liabilities and obligations for consumer coupons for products of the Acquired Business received by Sellers' coupon redemption agents for reimbursement after the date hereof.

         B. Without limiting the generality of Section A above, and regardless of whether any of the following may be disclosed to Purchaser pursuant to the Asset Purchase

Agreement or otherwise or whether Purchaser may have knowledge of the same, except as specifically provided as an Assumed Liability herein or in the Asset Purchase Agreement, Purchaser shall not assume any obligation or liability relating to the Acquired Business or the Purchased Assets, whether direct or indirect, absolute or contingent, known or unknown and whether or not accrued. Without limiting the generality of the foregoing, each of the following shall be Excluded Liabilities and none shall be Assumed Liabilities for purposes of this Assumption Agreement or the Asset Purchase Agreement:

         (1) Taxes incurred in or attributable to any period up to and including the date hereof, regardless of whether such obligations or liabilities may be set forth in the Financial Statements or disclosed in the notes or schedules thereto;

         (2) any civil or criminal penalties (including interest) imposed upon IHF or MPI on account of any fraudulent, criminal, intentional, willful or negligent act or omission of IHF or MPI or any violation of law by IHF or MPI;

         (3) all liabilities arising out of, based upon or resulting from any actions, suits, claims or proceedings, whether in law or equity, pending or threatened, based upon any transactions or occurrences or acts or omissions of IHF or MPI or the Acquired Business on or prior to the date hereof;

         (4) all liabilities and obligations of Sellers relating to employees of Sellers or their affiliates, including but not limited to Benefit Plans, pension plans, policies, employment agreements, compensation agreements, stock appreciation rights, or stock option plans, accrued vacation or holiday pay, profit-sharing or bonuses, fringe benefits, severance pay, retirement benefits, health insurance or other benefits, including continued group health care coverage under applicable law, sick pay, or other benefits arising out of or accrued with respect to employment of any person by Sellers;

         (5)  all liabilities and obligations for Environmental Liabilities;

         (6) all liabilities and obligations for product liability claims for products manufactured or sold by Sellers or the Acquired Business through the date hereof, other than liabilities and obligations that are a direct and primary result of acts or omissions of Purchaser or its affiliates;

         (7) all liabilities and obligations to the extent applicable to periods prior to the date hereof for infringement by Sellers or the Acquired Business of any intellectual property rights of any Person;

         (8) all liabilities and obligations arising prior to the date hereof under that certain Royalty Agreement dated March 27, 1981 by and between Food Creations, Inc. and M. Polaner, Inc.;

         (9) all liabilities and obligations for sales commissions payable to sales personnel, agents or representatives of Sellers for sales of products of the Acquired Business occurring through the date hereof and for sales of all other products whether occurring prior to, on or following the date hereof;

         (10) all liabilities pertaining exclusively to any of the Excluded Assets; and

         (11) all liabilities of Sellers under the Asset Purchase Agreement.


         C. For all purposes of this Assumption Agreement, any reference to any "liability" or "obligation" of Sellers or the Acquired Business shall include without limitation (i) any right to payment and (ii) any right to an equitable remedy, in each case whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

         D. Purchaser shall pay, satisfy and discharge the Assumed Liabilities in accordance with their terms, subject to any defenses or claimed offsets existing on the date hereof and asserted in good faith against the obligee to whom such liabilities are owed. Nothing contained in the foregoing sentence shall be construed to prohibit Purchaser from asserting, against such obligee, defenses or claimed offsets which arise after the date hereof; provided, however, that Purchaser shall hold Sellers harmless for any losses or liabilities incurred by Sellers following the date hereof as a result of such Assumed Liabilities.

         E. This Assumption Agreement is subject to the terms and provisions of the Asset Purchase Agreement. However, nothing contained herein shall be deemed to enlarge, amend or alter the terms and provisions of the Asset Purchase Agreement.

         F. Capitalized terms used but not defined in this Assumption Agreement shall have the respective meanings assigned to them in the Asset Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Assumption Agreement as of the date first above written.


                                              ROSELAND DISTRIBUTION COMPANY



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                              INTERNATIONAL HOME FOODS, INC.



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              M. POLANER, INC.



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                          TRANSITION SERVICES AGREEMENT



         This TRANSITION SERVICES AGREEMENT (this "Agreement") is made as of January ___, 1999, by and between International Home Foods, Inc., a Delaware corporation ("Parent"), and M. Polaner, Inc. a Delaware corporation and wholly owned subsidiary of Parent (collectively with Parent, the "Sellers"), and Roseland Distribution Company, a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of January 12, 1999, between Sellers and Purchaser (the "Asset Purchase Agreement"), Sellers have agreed to sell to Purchaser and Purchaser has agreed to Purchase from Seller the Purchased Assets (as defined in the Asset Purchase Agreement).

         WHEREAS, in connection therewith, Purchaser and Sellers desire that Sellers provide Purchaser with certain transition services as set forth herein; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Asset Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser agree as follows:

         1. Transition Services. During the term of this Agreement as set forth in Section 4 below (the "Transition Period"), Sellers shall provide, or cause its Affiliates to provide to Purchaser (or, if requested by Purchaser, to Affiliates of Purchaser), as requested by Purchaser, the services set forth on Annex A in the manner and at a relative level of service consistent in all material respects with that provided by Seller or its Affiliates to the Acquired Business immediately prior to the date hereof and levels substantially consistent with the levels provided during the year ended December 31, 1998.

         2. Billing and Payment. Sellers shall invoice Purchaser for services provided under this Agreement at the end of each fiscal month of Sellers during the transition period. Such invoices shall set forth in reasonable detail the services provided hereunder during such month and the charges therefor. All invoices shall be paid by wire transfer not later than 30 days following receipt by Purchaser of Seller's invoice in accordance with the instructions provided by Sellers (in writing to Purchaser).

         3. Validity of Documents. The parties hereto shall be entitled to rely upon the genuineness, validity or truthfulness of any document, instrument or other writing presented in connection with this Agreement unless such document, instrument or other writing appears on its face to be fraudulent, false or forged.

         4. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue (unless sooner terminated pursuant to the terms hereof) for a period of ninety (90) days, or such shorter period as may be provided in Annex A with respect to particular services described therein.

         5. Partial Termination. Any and all of the services provided by Sellers and its Affiliates hereunder are only terminable earlier than the period specified in Annex A by Purchaser on 10 days' prior written notice to Seller. Any such termination shall be final.

         6. Assignment. This Agreement shall not be assignable in whole or in part by any party hereto without the prior written consent of the other party hereto, provided that Purchaser may assign its rights and obligations (i) as collateral security to persons providing financing for the transactions hereunder (ii) to any person acquiring, after the Closing, all or substantially all of the business of Purchaser and (iii) to an Affiliate of Purchaser. No assignment hereunder shall operate to release either party from its obligations hereunder.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

         8. Limitation of Liability. Seller shall not be liable to Purchaser or any third party for any special, consequential or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement or any of the services provided hereunder, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, even if an authorized representative of Seller is advised of the possibility or likelihood of the same.

         9. Mediation. In the event a dispute arises between the parties arising out of or relating to this Agreement or the transactions contemplated hereby, prior to the commencement of any action, suit or proceeding relating thereto, the parties shall submit to non-binding mediation.

         10. Consent to Jurisdiction. Any action, suit or other proceeding initiated by any Sellers or Purchaser against the other under or in connection with this Agreement may be brought in the federal courts for the Southern District of New York or any state court in New York County, New York, as the party bringing such action, suit or proceeding shall elect, having jurisdiction over the subject matter thereof. Purchase and Sellers hereby submit themselves to the jurisdiction of any such court.

         11. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         12. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

         If the Seller:

                  International Home Foods, Inc.
                  1633 Littleton Road
                  Parsippany, New Jersey  07054
                  Attention:  General Counsel

         With a copy to:

                  Vinson & Elkins
                  3700 Trammell Crow Center
                  2001 Ross Avenue
                  Dallas, Texas 75201
                  Attention:  Winston Oxley

         If to Purchaser:

                  Roseland Distribution Company
                  c/o  B&G Foods, Inc.
                  426 Eagle Rock Avenue
                  Roseland, New Jersey  07068
                  Attention:  President

         With a copy to:

                  Dechert, Price & Rhoads
                  30 Rockefeller Plaza
                  New York, NY  10112
                  Attention:  Glyndwr P. Lobo

         13. Modification, Nonwaiver, Severability. Neither this Agreement nor any part hereof may be changed, altered or amended orally. Any modification must be by written instrument signed by the parties. Failure by either party to exercise promptly any right granted herein or to require strict performance of any obligation imposed hereunder shall not be deemed a waiver of such right. If any provision of this Agreement is held ineffective for any reason, the other provisions shall remain effective.

         14. Interpretation. The headings and captions contained in this Agreement and in Annex A attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

         15. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

         16. Entire Agreement. This Agreement and the Asset Purchase Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

         17. Relationship of Parties. Except as specifically provided herein, none of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other parties, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

         18. Force Majeure. If Sellers are prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, strike, law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, rebellion or other causes beyond the reasonable control of Sellers or other acts of God, then upon written notice to Purchaser, the affected provisions and/or other requirements of this Agreement shall be suspended during the period of such disability and Sellers shall have no liability to Purchaser or any other party in connection therewith. Sellers shall make all reasonable efforts to remove such disability as soon as reasonably possible.

         19. Notwithstanding anything to the contrary in this Agreement, wherever under the terms of this Agreement Sellers are required to act in the ordinary course and/or consistent with Sellers' past practice or levels, such standards shall not apply to any acts of Sellers undertaken by either or both of them in compliance with orders, requests or instructions given Sellers by Purchaser pursuant to this Agreement, and Sellers shall not be liable to Purchaser for not conforming to such standards regarding such acts.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

         INTERNATIONAL HOME                          ROSELAND DISTRIBUTION
         FOODS, INC.                                 CORPORATION



By:                                        By:
    ------------------------------            ----------------------------------
    Name:                                     Name:
    Title:                                    Title:


         M. POLANER, INC.



By:
    ------------------------------
    Name:
    Title:

                                     ANNEX A

                          TRANSITION SERVICES AGREEMENT
                          -----------------------------


SERVICES TO BE PROVIDED:
-----------------------

The following services will be provided at Sellers' direct variable cost (excluding fixed overhead) for a period of 90 days unless otherwise specified:

A.   SALES:

1. Sellers will process orders and invoices that are combined with International Home Foods' products for a period of one (1) week after Closing. All orders received after that period, at Purchaser's request, would be forwarded to Purchaser. Purchaser to be charged a flat $50 per invoice.

2. Sellers will provide all sales, authorization, promotion, and spending reports through the period of such transition services.

3. Sellers will forward to Purchaser copies of all price lists with Polaner products.

4. Sellers will provide Purchaser's representatives an opportunity to meet with Sellers' personnel to give Purchaser background information on all sales plans, programs and commitments. Specifically, Sellers will make their personnel in Sellers' Parsippany, NJ office available for three days and personnel in other off-site locations available for half a day per location. Purchaser will be charged $25 per hour.

B.   DISTRIBUTION:

1. Sellers will ship all Polaner orders with all orders calling for delivery of International Home Foods products for a period of one (1) week after the Closing. Purchaser will be charged actual freight plus 10%.

2. Sellers will, upon three days prior notice, ship all other orders based on Purchaser's direction. Purchaser will be charged actual freight plus 10%.

3. At Purchaser's direction, Sellers will transfer all Polaner inventory from International Home Foods' distribution centers to B&G Food's distribution centers. All shipments will be charged at actual freight plus 10% or, at Purchaser's option, Purchaser may arrange (free of charge by Sellers) for the transportation of the Polaner inventory to B&G Food's distribution centers. Purchaser will ensure that current order fill rates will be maintained.

4. Sellers will provide Purchaser's representatives an opportunity to meet with Seller's personnel to discuss all distribution plans, programs and commitments, on the same terms as set forth in A.4 above.


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C.   MARKETING:

1. Sellers will manage as is done currently, for a period of thirty (30) days following the Closing, all consumer calls to the 800 number as well as any internet or mailed requests and/or complaints from customers. Sellers will provide to Purchaser reports on these requests and complaints in the same fashion as they would be provided to the marketing team at International Home Foods.

2. After thirty (30) days following the Closing, Sellers will forward all calls, mail and internet requests to Purchaser.

3. Coupons: All coupons received will be forwarded to Purchaser for disposition. All relevant marking information, support materials, display materials, point-of-purchase materials, consumer reports, and similar items will be forwarded to Purchaser.

4. Sellers will provide Purchaser's representatives an opportunity to meet with Seller's personnel to discuss all marketing plans, programs and commitments on the same terms as set forth in A.4 above.

5. Sellers will continue to provide Purchaser with Nielsen data relating to the Acquired Business at Sellers' cost for a period of three months following the Closing. Sellers will cooperate with Purchaser in arranging for Purchaser to obtain is own servicing contract from Nielson.

D.   G&A:

Sellers will provide Purchaser with all appropriate reports and documentation as is reasonably necessary or desirable to enable Purchaser to conduct the Acquired Business following the Closing in a manner similar to which it has been conducted by Sellers in the past.


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                                    EXHIBIT E


                          FORM OF CO-PACKING AGREEMENT


This CO-PACKING AGREEMENT ("Agreement") is entered into as of the Effective Date (as hereinafter defined), by and between B&G Foods, Inc., ("Company") a Delaware corporation with offices at 426 Eagle Rock Avenue, Roseland, New Jersey 07068, and International Home Foods, Inc. ("IHF"), a Delaware corporation with offices at 1633 Littleton Road, Parsippany, New Jersey 07054.

                                   WITNESSETH:
                                   ----------

         WHEREAS, IHF has requested that the Company manufacture for IHF those certain products ("Products") more particularly described on Exhibit "A"; and

         WHEREAS, Company desires to manufacture the Products at the request of IHF and for sale only to IHF.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth below, the Company and IHF agree as follows:

         1. Appointment. IHF hereby appoints Company as the exclusive manufacturer of the Products solely for sale to, and upon the order of, IHF, and Company hereby accepts such appointment, subject to the terms and conditions set forth below.

         2. Specifications. The Company will manufacture the Products substantially in accordance with the product formulation specifications ("Specifications") set forth on Exhibit "B". Company shall provide IHF with samples of each Product (as such Products are to appear when utilizing the raw materials and production equipment to be used by Company in the manufacture of the Products) for IHF's approval prior to Company commencing production under the terms of this Agreement. All Products manufactured by the Company thereafter will substantially conform to the Product samples. No change in the Products or their method of production, including, without limitation, changes in raw materials, formulation, equipment, processing conditions and production location, may be made by the Company without IHF's prior written consent as determined in its sole discretion. Upon thirty (30) days prior written notice to the Company, IHF may change the Specifications. If any change in the Specifications results in a change in the cost of manufacturing the Products, an appropriate adjustment will be made to the Price (as hereinafter defined) to reflect any resulting increase or decrease in Company's cost. In the event IHF provides Company with the Specifications for any new product (subject to the confidentiality restrictions contained in Section 17) which IHF desires Company to manufacture, Company shall have fifteen (15) days following the receipt of such specifications to provide IHF with written notice of its decision as to whether or not to produce such new product for IHF. If Company decides to produce such new product for IHF, such new product shall be deemed added to Exhibit "A" and the Specifications for such Product shall be deemed added to and included in the Specifications. Before commencing production of any new product, Company and IHF will mutually agree on a Price. If the Company fails to provide IHF

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with notice of its decision  within such fifteen (15) day period,  Company shall be deemed to have decided not to produce such new product for IHF.

         3. Packaging and Labeling Specifications: Printing and Forming Plates. Company will package and label the Products substantially in accordance with the packaging and labeling specifications ("P & L Specifications") set forth on Exhibit "C". IHF will be responsible for securing, at IHF's cost and expense, the approval if necessary of any governmental agency, as may be appropriate, for such packaging and labeling and the Company, at its expense, will use its best efforts to assist IHF in obtaining all appropriate governmental approvals. Upon receipt, all packaging and labeling for the Products will be inspected by Company. Any packaging or labeling not satisfying the P & L Specifications will be withheld from use by the Company, and IHF will be notified and consulted with respect to the disposition of such materials by the Company. Upon thirty (30) days prior written notice, IHF may change the P & L Specifications. If a change occurs in the P & L Specifications which results in an increase or decrease in Company's manufacturing cost for any Product, an appropriate adjustment will be made to the Price for such Product. IHF shall supply Company with all printing and forming plates (all to be in reasonably good condition) which are necessary for Company to perform its obligations under the terms of this Agreement. Company agrees to maintain such printing and forming plates, replacing them from time to time as may be necessary, and to return all of them to IHF upon termination of this Agreement for any reason.

         4. Quality Control Specifications. Company will manufacture the Products substantially in accordance with the quality control specifications ("Quality Control Specifications") set forth on Exhibit "D". Subject to the provisions in Section 18, IHF will have the right to inspect Company's production facilities for the Products during the Company's normal business hours, upon reasonable notice to Company and during such time as Company is manufacturing the Products. In such event, IHF may examine only the facilities utilized by Company in connection with the manufacture of the Products in order to insure Company's substantial compliance with the specifications contained in the exhibits to this Agreement.

         5. Purchase Price: Terms of Payment. The purchase price ("Price") for each Product to be charged by Company and paid by IHF to Company will be as set forth on Exhibit "E". The Prices will be F.O.B. Company's plant. Payments by IHF to Company for the Products will be due within thirty (30) days after receipt of invoice for Products shipped. Company shall send invoices to IHF at the time the product is shipped from Company's plant. If IHF fails to pay Company any amount due hereunder and such failure continues for seven (7) or more days after IHF receives written notice from Company thereof, Company may cease its manufacture and production of the Products and stop making shipments to IHF; provided however, IHF shall not be in default in its failure to pay if the aggregate amount which is past due is not in excess of $10,000 or if the past due amount relates to Products which IHF claims are not in substantial conformity with the Product, P & L and Quality Control Specifications pursuant to the provisions of
Section 11.

         6. Orders: Product Forecasts. Company will manufacture for IHF the mix and quantity of Products specified in a purchase order ("Order"), and will deliver the Products by the time and in


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accordance with the instructions contained in the Order. Each Order will contain all information necessary for Company to efficiently complete the Order, including, without limitation, the information specified in Section 7. The terms and conditions of this Agreement will govern in the event of any conflicting terms and conditions contained in an Order or in Company's confirmation or acknowledgment of an Order. An Order must be received by Company at least thirty
(30) days prior to the date the Product must be shipped from Company's plant. IHF will have the right to cancel all or any portion of an Order at any time within seventy-two (72) hours after Company's receipt of such Order, without liability to IHF. For planning purposes only, and not as a final order or promise to purchase, upon the Effective Date, and thereafter on each anniversary of the Effective Date, IHF will provide Company with an annual forecast of the Products IHF anticipates it will require. Every three (3) months during the term of this Agreement, IHF will provide Company with an updated forecast for the next three (3) months, which will also be for planning purposes only, and will not constitute a firm order or promise to purchase.

         7. Shipping. All Products manufactured by Company for IHF will be picked up by IHF at the Company plant, or will be shipped, at the sole cost and expense of IHF, to the location(s), and in the manner and by the route and carrier, designated by IHF in an Order. Risk of loss and damage to the Products while at Company's plant will remain with Company. Risk of loss and damage to the Products will pass to IHF upon delivery of the Products from Company to IHF, its customers, agents, representatives or the carrier/shipping agent specified by IHF, as the case may be. If a shipment is not accompanied by a packing slip, IHF's or IHF's customer's, agent's or representative's count and/or weight will be conclusive. If the shipment is accompanied by a packing slip, Company's count and/or weight will be conclusive unless proven in error, provided Company receives and provides IHF with a signed copy of the delivery receipt.

         8. Product Warranties. Company warrants and represents to IHF that no Product constituting, or being a part of, any shipment or other delivery hereafter made to IHF will, at the time of such shipment or delivery, be: (i) adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended and including its food and color additive amendments (the "Act"), or within the meaning of any applicable state of local law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted at the time of such shipment or delivery; (ii) an article which may not, under the provisions of Section 404 or 405 of the Act, be introduced into interstate commerce; (iii) in violation of the requirements imposed upon Company by the California Safe Drinking Water and Toxic Enforcement Act of 1986 ("California Proposition 65"), and any other state or local laws and regulations imposing requirements on Company which are substantially the same as California
Proposition 65, provided that such violation is not a result of Company complying with the Specifications; or (iv) in violation of state or local laws and regulations actually known to Company. This warranty will be continuing and will survive delivery, inspection, acceptance and payment by IHF.

         9. Company Warranties. The Company warrants and represents to IHF that, as of the Effective Date, there are no pending or threatened lawsuits, proceedings, claims, governmental actions, prior contracts or investigations, which could in any way materially adversely affect the

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performance  of its  obligations  under  the terms of this  Agreement,  and that during the term of this Agreement: (i) it will maintain, at its own cost and expense, all licenses, permits and other authorizations necessary for the manufacture of Products and the performance of its obligations under the terms of this Agreement; provided, however, that to the extent reasonably requested by Company, IHF will cooperate with the Company, at Company's expense, in acquiring all such required licenses, permits and other authorizations; (ii) it will comply with all applicable Federal, state and local laws and regulations in carrying out its obligations hereunder; (iii) it will have good and marketable title to the Products, free and clear of all encumbrances, and (iv) the Products will substantially conform to the Specifications, P & L Specifications, Quality Control Specifications and any other requirements set forth in this Agreement and will be manufactured in accordance with good manufacturing practices. This warranty will be continuing and will survive delivery, inspection, acceptance and payment by IHF.

         10. IHF Warranties. IHF represents and warrants that, as of the Effective Date, there are no pending or threatened lawsuits, proceedings, claims, governmental actions, prior contracts or investigations, which could in any way materially adversely affect the performance of its obligations under the terms of this Agreement, and that during the term of this Agreement: (i) it will maintain, at its own cost and expense, all licenses, permits and other authorizations necessary for the performance of its obligations hereunder; provided, however, that to the extent reasonably requested by IHF, Company will cooperate with IHF, at IHF's expense, in acquiring all such licenses, permits and other authorizations; and (ii) it will comply with all applicable Federal, state and local laws and regulations in carrying out its obligations under this Agreement.

         11. Non-Conforming Product. Any Products that do not substantially conform to the Specifications, P & L Specifications and Quality Control
Specifications, or the warranties set forth in Sections 8 and 9 above, respectively, may, in addition to IHF's other rights and remedies, be rejected by IHF. Any products so rejected will be returned to the Company, together with a reasonably detailed description of why the Products have been rejected, for full credit or refund, as the case may be, including the shipping charges which shall be paid by the Company, and Company will reimburse IHF for all reasonable expenses of inspecting, unpacking, examining, repacking, storing and reshipping any such rejected Product. Risk of Loss with respect to Products returned to Company shall pass to Company upon delivery of the rejected products by IHF to the carrier/shipping agent. All Products rejected by IHF and returned to the Company will be replaced by the Company with conforming Products, and will be shipped, at Company's risk and expense, to the location(s) designated by IHF. The Price for any such replacement Products shall be the lesser of: (i) the Price established as of the date of the Products were originally ordered by IHF pursuant to Section 6, or (ii) the Price for the replacement Products as of the date they are shipped by Company. If any Products consistently fail, in IHF's reasonable judgment, to substantially confirm to the Specifications, P & L Specifications and Quality Control Specifications, or the warranties set forth in Section 8 and 9, and Company fails to correct such failure within thirty (30) days following written notice from IHF, IHF may, in its sole discretion, elect any or all of the following remedies: (i) cease purchasing any such Products until such failure is corrected to IHF's reasonable satisfaction; (ii) require Company to immediately discontinue manufacturing such Products until such time as such failure is corrected to IHF's reasonable satisfaction; (iii) cancel any Orders for such Products not yet shipped by Company;

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(iv) terminate this Agreement as to any or all of the Products,  without penalty or further obligation hereunder to Company; or (v) have any or all of the Products manufactured by another party without penalty or further obligation to Company hereunder.

         12. Insurance. During the term of this Agreement, Company will maintain policies of insurance for the following types of coverages in the amounts set forth below:

              (a) Worker's Compensation Insurance providing statutory benefits and Employer's Liability Insurance with limits of not less than One Million Dollars ($1,000,000)

              (b) Comprehensive General Liability Insurance including Contractual Liability. Fire Liability and Product Liability Coverages, including bodily injury, property damage, personal injury with minimum primary limits of not less than Five Million Dollars ($5,000,000) combined limit per occurrence ("Underlying Insurance") plus Excess Liability Insurance with limits of Five Million Dollars ($5,000,000) (in excess of the Underlying Insurance) for each occurrence (in each case, with the Broad Form Vendor's Endorsement).

         Upon execution of this Agreement, the Company will provide IHF with a certificate(s) of insurance from a financially sound insurance carrier(s) acceptable to IHF evidencing the coverages described above. The policies for Commercial General Liability Insurance and the Excess Liability Insurance shall name IHF as an additional insured thereunder and all policies of insurance shall provide for thirty (30) days prior written notice to IHF of any material change or cancellation of coverage. Company will maintain the completed operations coverage under its Commercial General Liability Insurance policy for not less than two (2) years after the termination of this Agreement, and will pay all premiums on all policies as and when the same become due.

         13. (a) Company will indemnify, defend and hold IHF, its shareholders, directors, officers, employees, agents, representatives and customers harmless from and against any and all damages, liabilities, causes of action, claims, suits, losses, costs and expenses (including reasonable attorneys' fees and disbursements and any fines or penalties) (collectively, the "Liabilities"), which IHF or such persons are required to pay or incur, arising out of or relating to: (i) a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement;
(ii) bodily injury (including death) to any person and/or property damage resulting from the purchase, sale and/or use of the Products which results from the negligence of the Company or a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement; (iii) any governmental enforcement proceedings against the Company or IHF which results from the negligence of the Company or a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement; (iv) any governmental enforcement proceeding against the Products which results from the negligence of the Company or a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement;
(v)

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any recall of the Products initiated by IHF or the Company,  whether voluntarily or by order of any court, which recall results from the negligence of the Company or a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement; and (vi) any alleged patent infringement claim brought by a third party against IHF relating to the manufacture of the Products by the Company. Except as otherwise provided in this Agreement, the Company will promptly assume full and complete responsibility for the investigation, defense, compromise and settlement of any claim, suit or action arising out of, or relating or incidental to, the matters enumerated in this subsection (a) following written notice of such from IHF, and IHF will cooperate with the Company, at the Company's expense, in connection therewith. Notwithstanding the foregoing, IHF reserves the right, in its sole discretion and at its option and its sole expense, to participate in, or to defend or prosecute, through its own counsel, any such claim, suit or action.

              (b) IHF will indemnify, defend and hold the Company, its shareholders, directors, officers, , employees, agents, and representatives, harmless from and against any and all Liabilities which Company or such persons are required to pay or incur, arising out of or relating to: (i) a breach by IHF of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement; (ii) bodily injury (including death) to any person and/or property damage resulting from the purchase, distribution or sale of the Products which results from the negligence of IHF or a breach by IHF of any of the warranties, promises, covenants or other obligations on its part to be performed under this Agreement; (iii) any governmental enforcement proceedings against the Company or IHF which result from the negligence of the Company or a breach by the Company of any of the warranties, promises, covenants or other obligations on its part to be preformed under this Agreement: (iv) any alleged intellectual property infringement claim brought by a third party against the Company pursuant to any state or federal trademark law. Except as otherwise provided herein, IHF will promptly assume full and complete responsibility for the investigation, defense, compromise and settlement of any claim, suit or action arising out of, or relating or incidental to, the matters enumerated in this subsection (b) following written notice of such from the Company, and the Company will cooperate with IHF, at IHF's expense, in connection therewith. Notwithstanding the foregoing, the Company reserves the right, in its sole discretion and at its option and its sole expense, to participate in, or to defend or prosecute, through its own counsel, any such claim, suit or action.

         14. Customer Complaints. Without affecting any of its rights or remedies under this Agreement, IHF may, in its sole discretion and at its sole expense, investigate customer complaints concerning the Products and shall have the authority to settle such complaints, provided the dollar mount thereof does not exceed five hundred dollars ($500.00) in each instance or $5,000.00 in the aggregate for all complaints during any calendar year during the term of this Agreement. To the extent the dollar amount required to settle such complaints exceeds $5,000 in the aggregate for all complaints during a calendar year, IHF shall obtain the prior consent of the Company before reaching settlement, which consent shall not be unreasonably withheld. The Company will reimburse IHF, upon demand and after IHF has furnished the Company with a reasonably detailed description of any such complaints and settlements, for any settlements made in accordance with this Section. If the dollar amount of any


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complaint  exceeds  five  hundred  dollars  ($500.00),  IHF  shall  tender  such complaint to the Company for handling by the Company in accordance with the indemnification provisions of Section 13(a), unless otherwise mutually agreed upon by IHF and Company.

         15.  Product  Recall.  Recall of  Product(s)  manufactured  under  this agreement by IHF shall be effected after consultation with the Company. If a recall of any Products is initiated by IHF or the Company, either voluntarily or by order of any court, the Company will assist IHF in developing a recall strategy and will work with IHF and all applicable governmental agencies in monitoring the recall operation and in preparing such reports as may be required in connection therewith. In such event, the Company will immediately issue a full credit or refund, as the case may be, excluding the shipping charges therefor which shall be paid by the Company and will promptly replace such Products with conforming Products, and ship the same, at the Company's risk and expense, to the location(s) designated by IHF; provided, however, the obligations imposed on Company by this sentence shall not apply in the event such recall does not result from the negligence of the Company. The Price for any such replacement Products shall be the lesser of: (i) the Price established as of the date the Products were originally ordered by IHF pursuant to Section 6, or (ii) the Price for the replacement Products as of the date they are shipped by the Company. The Company will provide IHF with written instructions regarding the disposition of all Products which have been recalled, and any costs incurred for such will be borne by the Company.

         16. Trademarks. Nothing contained in this Agreement will be deemed to give to or create in the Company any right or interest in IHF's trademarks, tradenames, logos, insignias, slogans or other commercial symbols (collectively, "Trademarks") which will appear on the Products and/or the packaging and labeling for the Products and the Company agrees not to contest IHF's rights or interests therein. Except as provided in this Agreement (or upon the receipt of written consent from IHF), the Company shall not use or authorize the use of the Trademarks, or adopt or use any trademarks, tradenames, logos, insignias, slogans or other commercial symbols confusingly similar to the Trademarks or any package or label that colorably resembles those used in connection with the Products. In the event Company breaches this covenant, IHF may, in addition to its other rights and remedies, exercise its common law and statutory rights against Company for infringement of the Trademarks.

         17. Company Confidentiality. The Company shall, and shall use all reasonable effort to cause each of its affiliates and officers, directors, employees and advisors to, hold all non-public information disclosed to such person by reason of this Agreement confidential and will not disclose any of such information to any person unless legally required to disclose such information; provided, however, that to the extent that any of them may become so legally compelled they may only disclose such information if they shall first have used reasonable efforts to obtain, and if practicable, shall have afforded the other party the opportunity to obtain, an appropriate protective order or other satisfactory assurance of confidential treatment for the information required to be so disclosed. This Section 17 shall survive any termination or expiration of this Agreement.

                                    7 of 20

         18. IHF's Confidentiality. IHF hereby acknowledges that pursuant to its rights under this Agreement, it will have the opportunity to review and inspect the production facilities and production methods used by the Company in the manufacture of the Products (collectively, "Company Secrets") which are Company's exclusive and proprietary property. For this and other reasons, IHF agrees that, during the term of this Agreement and after the termination hereof for any reason, the Company Secrets will be held in confidence by IHF and will not be disclosed to any person without the Company's prior written consent, except to those employees, agents and representatives of IHF who need to know such Company Secrets in order for IHF to perform its obligations under this Agreement. The covenants contained in this Section will not apply to any Company Secret which (i) is in the public domain or comes into the public domain through no fault of IHF, (ii) is disclosed to IHF by a third party under no obligation of confidentiality to the Company, or (iii) which is required to be disclosed by statute, regulation, discovery in connection with litigation or other dispute resolution, or other legal requirement.

         19. Company's Non-Competition. In recognition of the IHF Information disclosed or disseminated to the Company under this Agreement, the Company hereby covenants and agrees that it will not, during the term of this Agreement or for six (6) months after the termination hereof for any reason, manufacture, distribute or sell, or cause to manufacture, distribute or sell, the Products or any product competitive to the Products directly or indirectly to any customer of IHF in Mexico. In addition, the Company agrees that for a period of one year after termination of the Agreement for any reason it will not manufacture for sale within Mexico a product substantially similar or directly competitive with any of the Products covered by this Agreement. In the event of a breach of this covenant, IHF will, without affecting any other rights or remedies it may have, at law or in equity, be entitled to injunctive relief. If this covenant is adjudicated by a court of competent jurisdiction to be invalid or unenforceable because of the duration or area covered, the court making such determination will have the power to reduce the duration and/or area, and in its reduced form, such covenant will then be enforceable and will be enforced.

         20. Term: Renewal Option. This Agreement will become effective on the date the last of IHF or the Company has fully executed this Agreement ("Effective Date") and will remain in full force and effect for a period of two
(2) years from the Effective Date (the "Initial Term"), unless earlier terminated as provided herein. Provided IHF is not at the time in default, IHF will have the right to renew this Agreement, upon the same terms and conditions as are in effect at the time of such renewal (subject to price adjustments as mutually agreed upon by IHF and the Company), for two (2) consecutive renewal terms of two (2) years each (the "Renewal Terms") by the delivery of one hundred twenty (120) days advance written notice thereof to Company prior to the expiration of the Initial Term or any Renewal Term, as the case may be; provided, however, the Company, in the Company's sole discretion, shall have the right to reject IHF's election to renew this Agreement by delivering written notice thereof to IHF within thirty (30) days after Company's receipt of IHF's notice to renew this Agreement. If Company fails to give timely written notice of its rejection of IHF's election offer to renew this Agreement, such election will be deemed accepted by the Company on the thirty-first (31st) day after the Company's receipt of IHF's notice.

                                    8 of 20

         21. Early Termination. This Agreement may be terminated by either party at any time during the term hereof upon the occurrence of any of the following events (collectively, "Events of Default"): (i) the other party becomes insolvent, is adjudicated as bankrupt, seeks relief under any Federal or state bankruptcy laws, has a receiver appointed for its assets or makes an assignment for the benefit of its creditors, (ii) the other party fails to perform any of its obligations under this Agreement, and, except as provided in subsection 21
(iii) below, fails to remedy such failure within thirty (30) days after written notice thereof from the affected party, or, if such default cannot be reasonably cured within thirty (30) days, commence to remedy such failure within such 30-day period and diligently pursue the same until corrected, (iii) a default by IHF in the payment of any monetary obligation payable to the Company hereunder and such default continues for thirty (30) days after the Company gives IHF written notice of such nonpayment; provided however, IHF shall not be in default in its failure to pay if the aggregate amount which is past due is not in excess of $10,000 or if the past due amount relates to Products which IHF claims are not in substantial conformity with the Specifications, P & L Specifications and the Quality Control Specifications pursuant to the provisions of Section 11,
(iv) if the Company sells all or substantially all of its assets or stock to a third party unless the purchaser of such assets or stock is a financially sound person or entity as reasonably determined by IHF and such person or entity assumes in writing the Company's obligations under this Agreement, or (v) if any of the unforeseeable incidents described in Section 23 below occurs and continues for a period of thirty (30) days. Upon the occurrence of an Event of Default, the party electing to terminate this Agreement will give written notice of its election to the other party and such termination will become effective on the date specified in such notice. Any such termination by an electing party will be without prejudice to any rights or remedies the electing party may have, at law or in equity, or under this Agreement.

         22. Duties Upon Termination. If this Agreement is terminated for any reason: (i) all continuing duties and obligations of both parties, as set forth herein, will continue notwithstanding such termination; (ii) all other rights and privileges granted to the Company and IHF hereunder will terminate and the Company will not make use of any of the Trademarks, (iii) the Company will promptly return to IHF, at IHF's cost, any unused packaging and labeling supplies on hand at the Company's plant at the time of the termination of this Agreement, together with any printing and forming plates used in connection with the manufacture of the Products, and IHF will purchase such supplies from the Company, at the Company's cost and upon the terms provided under this Agreement with respect to the purchase by IHF of the Products; provided, however, the quantity of such supplies does not exceed the quantity needed to satisfy the two
(2) month forecast of Product purchases provided by IHF to the Company, as described in Section 6 above; and (iv) the Company will promptly return to IHF, at IHF's cost, any Products on hand at the Company's plant at the time of termination of this Agreement, and IHF will purchase such Products from the Company, at the Prices and upon such terms as are provided under this Agreement, provided, however, the quantity thereof does not exceed the greater of (a) any Orders on hand at the time of such termination or (b) 25% of the quantity specified in the most recent two (2) month forecast of Product purchases provided by IHF to the Company, as described in Section 6 above.

                                    9 of 20

         23. Force Majeure. Neither party will be liable to the other for its failure to comply with the terms and conditions of this Agreement if such failure is caused by fire, flood, accident or other Act of God, war, riot, insurrection, civil disorder, governmental regulation, action or embargo, strike, labor unrest or other labor dispute, not resulting from the negligence of the affected party, the party invoking the provisions of this Section 23 will give the other party prompt notice in writing of the occurrence of such incident, and will take all reasonable measures to eliminate its cause and recommence the performance of its obligations as quickly as possible. Each party agrees to give the other party notice of any potential or threatened labor unrest or other labor dispute, which could have a material adverse effect on the performance of its obligations under this Agreement. If the Company is excused from its performance under this Agreement as a result of any of the causes described in this Section 23, IHF may, during the time such performance by Company is excused, obtain the Products from any other supplier or manufacturer. If the Company is unable to manufacture the Products at its facility in Hurlock, Maryland for any reason, the Company will use its best efforts to manufacture the Products at an alternate facility, provided that the Company will not be obligated to use its alternate facility (if any) to manufacture the Products to the extent such use would have a material adverse effect on any of its obligations to any other party as of the date its performance is excused hereunder, and further provided, that if the facility can be used to manufacture the Product, the Company shall only be obligated to do so in a manner which permits it to satisfy the production requirements for the customers serviced by such facility on a proportionately equal basis consistent with such customer's prior demand. If IHF is excused form its performance hereunder as a result of any of the causes described in this Section 23, upon notice to the Company, IHF may postpone delivery of any Products manufactured or in the process of being manufactured by the Company, or cancel all or any part of any Order for which the Company has not yet purchased the raw materials for manufacture or otherwise commenced or completed the manufacturing process, to the extent IHF postpones delivery of any Products under the foregoing sentence, IHF shall reimburse the Company for all reasonable expenses incurred by the Company in connection therewith, including, without limitation, all storage costs and costs to rework any of the Products. The time for performance hereunder will be extended for a period equal to the duration of such incident, unless this Agreement is terminated pursuant to the provisions of Section 21 above.

         24. Notices. All notices, requests, demands and other communications required or permitted under this Agreement will be in writing and may be delivered in person (by hand, messenger or other conformable form of delivery), or be sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or by Federal Express or other nationally recognized overnight courier service, addressed as follows, or by facsimile transmission, to the following respective numbers, followed by a copy being delivered in person, by mall, or by overnight courier as specified herein:

         To IHF at:

              International Home Foods, Inc.
              1633 Littleton Road
              Parsippany, NJ 07974
              ATTN: Contract Management Office


                                    10 of 20
         with a copy to:

              International Home Foods, Inc.
              1633 Littleton Road
              Parsippany, NJ 07974
              ATTN: General Counsels Office

         To Company at:

              Roseland Distribution Company
              c/o B&G Foods, Inc.
              426 Eagle Rock Avenue
              Roseland, New Jersey 07068
              Attention: President

         with a copy to:

              Dechert, Price & Rhoads
              30 Rockefeller Plaza
              New York, New York 10112
              Attention: Glyndwr P. Lobo

Either party may, by written notice to the other, specify a different address or numbers for notice purposes. Any notice sent to the party to whom it is addressed in accordance with this Section 24 will be deemed to have been given when received, if personally delivered; if sent by registered or certified mail, return receipt requested, upon the date of delivery shown on the receipt card, or if no date is shown, the postmark thereon; or if sent via Federal Express or other nationally recognized overnight courier, one (1) business day after deposit with such overnight courier; or if sent by facsimile transmission, on the day on which it is sent, if receipt of such transmission is confirmed by telephone. If notice is received on a Saturday, Sunday or legal holiday, it will be deemed to have been given and received on the next following business day.

         25. Public Disclosure. During the term of this Agreement and after termination, neither party shall, without first obtaining the written consent of the other party, in any manner advertise, publicize, publish or otherwise draw attention to the facts or circumstances surrounding this


                                    11 of 20

Agreement, or disclose any of the details connected with this Agreement to any third party, except as required in the performance of its obligations under this Agreement.

         26. Independent Contractors. Nothing contained in this Agreement is to be construed as creating an agency, joint venture, partnership or any other relationship between IHF and the Company and neither party shall be deemed to be the agent, servant, employee, partner, or joint venturer of the other party. The Company will at all times be deemed to be an independent contractor of IHF, solely responsible for the manner by and the form in which it fulfills its obligations under this Agreement. Except as otherwise provided herein, neither party will have the power or authority to act on behalf of or in the name of the other party, or to bind the other party, either directly or indirectly, in any manner or thing, without the affected party's prior written consent.

         27. Assignment. Except as otherwise provided in Section 21(iv) and (v), this Agreement and any rights granted hereunder may not be assigned, pledged, sublicensed, transferred or otherwise disposed of, in whole or in part, either voluntarily, by operation of law or otherwise, by either party unless with the prior written consent of the other party, which notwithstanding anything herein to the contrary, may be withheld by either party in such parties' sole and absolute discretion. Any attempt by either party to make any such disposition of this Agreement without the prior written consent of the other party or consistent with the provisions of Section 21 (iv) or (v) will be void and may be treated as grounds for termination of this Agreement.

         28. Consent. Except as expressly provided in this Agreement, if either party shall request the consent of the other party pursuant to the terms of this Agreement, the party receiving such request shall not unreasonably withhold its consent. Except as otherwise provided herein, any party receiving a request for consent shall respond to such request as soon as is reasonably possible.

         29. Severability. The invalidity of unenforceability of all or any part of any provision of this Agreement will not render invalid or unenforceable any other provision of this Agreement. If any provision of this Agreement is rendered invalid or unenforceable, such provision will be interpreted and enforced only to the extent that the provision is valid and enforceable.

         30. Binding Effect. This Agreement shall inure to the benefit of the parties hereto and shall be binding upon the parties hereto and their respective successors and permitted assigns.

         31. Governing Law. This Agreement will be construed as to both validity and performance and will be enforced in accordance with and governed by the laws and decisions of the State of New Jersey. The parties hereby consent to the jurisdiction of the Federal or state courts in the State of New Jersey for the adjudication of all matters arising or relating to this Agreement. The parties hereby consent that venue of any action brought under this Agreement shall be in New Jersey.

         32. Headings and Sections. The use of headings and sections in this Agreement is for convenience and reference purposes only, and is not intended to create a severable contract, and

                                    12 of 20
such headings shall not modify, limit, expand or affect this Agreement in any manner whatsoever. Wherever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

         33.  Entire   Agreement.   This  Agreement,   including  the  exhibits,
constitutes the entire agreement of the parties, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter.

         34. Modification. This Agreement may not be modified, changed, amended, discharged or terminated, nor may any provision be waived, except by a writing signed by duly authorized representatives of both IHF and the Company.

         35. Non-Waiver. The failure of either party to insist, in any one or more instances, upon performance of any provision of this Agreement, or to take advantage of any of its rights, will not be construed as a waiver of any such provision or the relinquishment of any such rights, and such provision and such rights will continue and remain in full force and effect. No single or partial exercise by either party or any right or remedy hereunder will preclude the further exercise thereof or the exercise of any other right or remedy.

         36. Time is of the Essence. TIME IS OF THE ESSENCE IN THE PERFORMANCE OF ALL TERMS AND CONDITIONS HEREIN SET FORTH TO BE PERFORMED. If any date for the performance of any obligation under this Agreement falls on a date which is a Saturday, Sunday, or legal holiday, the date for the performance of such obligation shall be extended until the first date thereafter which is not a Saturday, Sunday, or legal holiday.

         37. Construction. The parties acknowledge that each party and, if it so chooses, its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement.

         38.   Counterparts.   This   Agreement  is  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    13 of 20

IN WITNESS WHEREOF, this Agreement is executed to be effective as of the Effective Date.


B&G FOODS, INC.                                INTERNATIONAL
                                               HOME FOODS, INC:


By:
    ---------------------------                ----------------------------


-------------------------------                ----------------------------
Title              Date                        Title               Date


                                    14 of 20

                                   EXHIBIT "A"


Description of Product(s):

         (1) Chopped garlic in water-based formulation packed in a 10 ounce (260 gram) glass jar; jars packed 12 to a case.


                                    15 of 20

                                   EXHIBIT "B"


Formulation specifications:

         (1) Chopped garlic packed in a formulation of water, phosphoric acid, xantana gum and guar gum. Product is identical to that packed under the pre-existing co-packing agreement (extended May, 1998) by and between IHF and the Company for the Productos Del Monte labeled 260 gram (10 ounce) "Ajo Picado" product.


                                    16 of 20

                                   EXHIBIT "C"


Packaging and labeling specifications:

         1) Chopped garlic, 10 ounce (260 gram) glass jar, labeled in conformance with label and lid samples included as Exhibits C1 through C4.


                                    17 of 20

                                   EXHIBIT "D"


Quality control specifications:

         (1) All ingredients used in the formulation of product(s) under this agreement shall be of the highest quality reasonably available.

         (2) Manufacture of the product(s) subject to this agreement shall be performed in a manner substantially identical to the manufacture of the corresponding product(s) under the pre-existing co-packing agreement by and between IHF and the Company.

         (3) Product(s) contaminated with any particulate or liquid, in any other way adulterated, or not in compliance with the provisions of Paragraph 8 of this Agreement - "Product Warranties," is specifically deemed non-conforming product(s).

         (4) Unless IHF has agreed to modification(s) of Product(s) formulation, product(s) whose formulation or appearance is materially different from the corresponding product(s) manufactured under the pre-existing co-packing agreement by and between IHF and the Company shall be deemed non-conforming product(s).


                                    18 of 20

                                   EXHIBIT "E"


Pricing:

         (1) Chopped garlic, 10 ounce (260 gram) jar; packed 12 to a case; standard price for the period beginning as of the Effective Date of this Agreement and ending one year from the Effective Date of this Agreement: $7.78 per case.

              Pricing   adjustment(s)   for   subsequent   one-year   period(s):
              Adjustment to the standard price for the period beginning as of the Effective Date of this Agreement and ending one year from the Effective Date of this Agreement (the "benchmark period") shall reflect and be equal to the net increase or decrease, relative to the benchmark period, in the actual cost to the Company of certain raw materials (garlic, glass jars, and metal jar lids, inclusive) attributable to a case of product. Parties shall use their good faith efforts to set a date as of which the aforementioned net increase(s) and/or decrease(s) is determined.


                                    19 of 20

                                   EXHIBIT "F"

Raw materials, ingredients, and product(s) inspection specifications:

         (1) Chopped garlic, 10 ounce (260 gram) jar; packed 12 to a case: raw materials, ingredients, and finished product specifications identical to that packed under the pre-existing co-packing agreement (extended May, 1998) by and between IHF and the Company for the Productos Del Monte labeled 260 gram (10 ounce) "Ajo Picado" product.


                                    20 of 20